As filed electronically with the Securities and Exchange Commission on or about January 21, 2021

Registration No. 333-250178

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________________________________

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 1        [      ] Post-Effective Amendment No. ___
FIRST TRUST EXCHANGE-TRADED FUND IV

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive
Suite 400
Wheaton, Illinois 60187

(Address of Principal Executive Offices) (Zip Code)

(630) 765-8000

(Registrant’s Area Code and Telephone Number)

W. Scott Jardine
First Trust Advisors L.P.
120 East Liberty Drive
Suite 400
Wheaton, Illinois 60187

(Name and Address of Agent for Service)

With copies to:

Eric F. Fess
Chapman and Cutler LLP
111 West Monroe Street
Chicago, Illinois 60603

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.01 par value per share) of
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF, a Series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

[                        ], 2021

Dear Shareholder:

I am writing to you to ask for your vote on very important matters that will significantly affect your investment in Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Target Fund”), an exchange-traded fund organized as a separate series of ETF Series Solutions, an open-end management investment company. Enclosed is a proxy statement and prospectus (“Proxy Statement/Prospectus”) seeking your approval of a certain proposal at a special meeting of shareholders of the Target Fund (the “Meeting”).

At the Meeting, which will be held at the offices of ETF Series Solutions, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on February 17, 2021, at 11:00 a.m. Eastern Time, shareholders will be asked to consider and vote upon a proposed transaction involving a reorganization transaction (the “Reorganization”) whereby the Target Fund will be combined with FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Acquiring Fund”), a newly formed exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund IV, an open-end management investment company, pursuant to which shareholders of the Target Fund would become shareholders of the Acquiring Fund.

Through the Reorganization, shares of the Target Fund would be exchanged, on a tax-free basis for federal income tax purposes (although the Target Fund shareholders who receive cash for their fractional shares may incur certain tax liabilities) as further described herein, for shares of the Acquiring Fund with an equal aggregate net asset value, and the Target Fund shareholders will become shareholders of the Acquiring Fund.

On August 26, 2019, Cboe Vest Group Inc., the corporate parent of Cboe Vest, the Target Fund’s investment adviser, entered into an agreement with First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust Advisors L.P. (“First Trust”), whereby FTCP acquired a controlling equity ownership interest in Cboe Vest (the “Transaction”). In connection with the Transaction, First Trust and Cboe Vest wish to reorganize the Target Fund into the First Trust family of funds. To effectuate this, the Board of Trustees of ETF Series Solutions (the “Board”) has approved, pursuant to an Agreement and Plan of Reorganization (the “Plan”), the Reorganization. Although the Acquiring Fund will be managed by First Trust, it will be sub-advised by Cboe Vest, the current adviser of the Target Fund, and has the same underlying index and substantially similar investment objectives, principal investment strategies and risks as the Target Fund. If shareholders of the Target Fund approve the Plan and certain other closing conditions are satisfied or waived, shareholders will receive after the closing of the Reorganization (in accordance with the Plan), on a tax-free basis for federal income tax purposes as further described herein, a number of shares of beneficial interest of the Acquiring Fund (and cash with respect to fractional shares) equal in value to the aggregate net asset value of the shares of the Target Fund held immediately prior to the Reorganization.

The Board has unanimously approved the Plan and the transactions it contemplates and recommends that the Target Fund shareholders vote “FOR” approval of the Plan and the Reorganization it contemplates and “FOR” approval of the Agreement. A copy of the form of Plan is attached as Exhibit A and a copy of the proxy card is attached as Exhibit B to the enclosed Proxy Statement/Prospectus.

Also included in this booklet are the following materials concerning the upcoming Meeting:

•	a Notice of Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and
•	a Proxy Statement/Prospectus, which provides detailed information on the Acquiring Fund, the specific proposal being considered at the Meeting and why the proposal is being made, including the differences between shares of the Target Fund and the shares of the Acquiring Fund that the Target Fund shareholders will receive as a result of the Reorganization.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by touch-tone telephone or via the Internet. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card or vote by touch-tone telephone or via the Internet. A postage-paid envelope is enclosed for mailing, and touch-tone telephone and Internet voting instructions are listed at the top of your proxy card.

Although we intend to hold the Meeting in person, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. Accordingly, we may impose additional procedures or limitations on Meeting attendees or decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https:/vote.proxyonline.com/firsttrust/docs/cboe.pdf, and we encourage you to check this website prior to the Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed above, in advance of the Meeting in the event that, as of February 17, 2021, in-person attendance at the Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of the Target Fund that you own. Please take a few moments to read the enclosed materials and then cast your vote.

Our proxy solicitor, AST Fund Solutions LLC, may contact you to encourage you to exercise your right to vote.

We appreciate your participation in this important Meeting. Thank you.

Sincerely yours,

Michael D. Barolsky

Vice President and Secretary,
ETF Series Solutions on behalf of Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

If You Need Any Assistance, Or Have Any Questions Regarding The Proposal Or How To Vote Your Shares, Call AST Fund Solutions LLC at (800) 591-8269 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

- ii -

Important Notice to Shareholders of

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Questions & Answers

[                    ], 2021

Although we recommend that you read the entire Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	What is happening?
A.	You are being asked to vote on the following proposal to be considered at a special meeting of shareholders (the “Meeting”) of Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Target Fund”):
•	To approve an Agreement and Plan of Reorganization (the “Plan”) by and between ETF Series Solutions, on behalf of the Target Fund, and First Trust Exchange-Traded Fund IV, on behalf of FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Acquiring Fund,” and collectively with the Target Fund, the “Funds”) pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund and (ii) immediately distribute such newly issued shares of the Acquiring Fund to the Target Fund shareholders (collectively, the “Reorganization”).

The Board of Trustees of ETF Series Solutions (the “Board”) has determined that the proposal is in the best interests of the Target Fund. The Board of Trustees unanimously recommends that you vote FOR the proposal.

Q.	How will the Reorganization be effected?
A.	Assuming the Target Fund shareholders approve the Reorganization, the Target Fund will be reorganized into the Acquiring Fund.

Upon the closing of the reorganization of the Target Fund into the Acquiring Fund, the Target Fund shareholders will receive newly issued shares of the Acquiring Fund. Shareholders of the Target Fund will receive a number of Acquiring Fund shares equal in value to the aggregate net asset value of the Target Fund shares held by such shareholders (and cash with respect to fractional shares), computed as of the close of regular trading on the Cboe BZX Exchange, Inc. (the “BZX”) on the business day immediately prior to the date of the closing of the Reorganization (the “Valuation Time”).

Q.	Why is the Reorganization being recommended?
A.	On August 26, 2019, Cboe Vest Group Inc., the corporate parent of Cboe Vest, the adviser to the Target Fund, entered into an agreement with First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust Advisors L.P. (“First Trust”), whereby FTCP acquired a controlling equity ownership interest in Cboe Vest (the “Transaction”). In connection with the Transaction, First Trust and Cboe Vest wish to reorganize the Target Fund into the First Trust family of funds. To effectuate this, the Board has approved, pursuant to the Plan, the transfer of all the assets and liabilities of the Target Fund to the Acquiring Fund. Although the Acquiring Fund will be managed by First Trust, it will be sub-advised by Cboe Vest and has the same underlying index and substantially similar investment objectives, principal investment strategies and risks as the Target Fund.
Q.	Will shareholders of the Target Fund have to pay any fees or expenses in connection with the Reorganization?
A.	No. The direct costs associated with the proposed Reorganization, including the costs associated with the Meeting, will be borne by First Trust, regardless of whether the Reorganization is completed. No indirect expenses are anticipated as part of the Reorganization.
Q.	How will the Reorganization affect distribution rates?
A.	The Acquiring Fund will assume all of the assets and liabilities of the Target Fund pursuant to the Plan and will have substantially similar principal investment strategies and the same management fee as the Target Fund. As a result, distribution rates for the Acquiring Fund are expected to remain the same as the distribution rates for the Target Fund. No assurances, however, can be given that the Acquiring Fund will have the same distribution rates as the Target Fund.
Q.	Will the shares held by the Target Fund shareholders continue to be listed on the BZX following the Reorganization?
A.	Yes. The Acquiring Fund shares are anticipated to be listed and trade on the BZX following the Reorganization.
Q.	Do the Funds have similar investment strategies and risks?
A.	Yes. The Acquiring Fund has the same underlying index and substantially similar investment objective, principal investment strategies and risks as the Target Fund.
Q.	Are the Funds managed by the same portfolio management team?
A.	Yes. Although First Trust will serve as the investment adviser after the Reorganization, Cboe Vest will serve as the sub-adviser to the Acquiring Fund. The same portfolio management team that manages the Target Fund will handle the day-to-day operations of the Acquiring Fund while First Trust provides oversight.

Q.	Will the Reorganization constitute a taxable event for the Target Fund shareholders?
A.	No. The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes, other than with respect to the cash paid for fractional shares as discussed below, and will not occur unless the Acquiring Fund’s counsel provides a tax opinion to that effect. The Target Fund shareholders may incur certain tax liabilities if they receive cash in lieu of fractional shares. If a shareholder chooses to sell Target Fund shares prior to the Reorganization, the sale will generate taxable gain or loss; therefore, such shareholder may wish to consult a tax adviser before doing so. Of course, the shareholder also may be subject to periodic capital gains as a result of the normal operations of the Target Fund whether or not the proposed Reorganization occurs.

The Target Fund intends to pay a dividend of any realized undistributed net investment income and capital gains, which may be substantial, immediately prior to the closing of the Reorganization of the Target Fund into the Acquiring Fund. The amount of dividends actually paid, if any, will depend on a number of factors, such as changes in the value of the Target Fund’s holdings between the date of the Meeting and the closing of such Reorganization.

Q.	Will the value of my investment change as a result of the approval of the proposed Reorganization?
A.	Shareholders of the Target Fund will receive a number of Acquiring Fund shares equal in value to the aggregate net asset value of the Target Fund shares held as of the Valuation Time (with cash being distributed in lieu of any fractional shares of the Acquiring Fund). It is likely that the number of Acquiring Fund shares a Target Fund shareholder receives will be the same as the number of Target Fund shares held because shares of the Target Fund will be exchanged for shares of the Acquiring Fund at an exchange ratio based on the Funds’ relative net asset values, which will not likely differ from one another.
Q.	What vote is required to approve the proposed Reorganization?
A.	The approval of the proposed Reorganization requires the affirmative vote of (i) 67% or more of the Target Fund shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Target Fund, whichever is less.
Q.	How does the Board of Trustees recommend that shareholders vote on the Reorganization?
A.	After careful consideration, the Board of Trustees has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization, and recommends that shareholders vote FOR the proposal to approve the Plan and the Reorganization.
Q.	What will happen if the required shareholder approval is not obtained?
A.	In the event that shareholders of the Target Fund do not approve the Reorganization, the Board will consider potential courses of action at that time.
Q.	When would the proposed Reorganization be effective?
A.	If approved, the Reorganization is expected to occur as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the Reorganization, shareholders of the Target Fund will receive notice indicating that the Reorganization was completed.

Q.	How can I vote?

A.        You can vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated;
•	by phone, by calling one of the toll-free numbers listed on your proxy card for an automated touchtone voting line or to speak with a live operator;
•	via the Internet by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting or via telephonic or web based conference if held as a virtual meeting due to public health and travel concerns associated with the COVID-19 pandemic.

Whichever method you choose, please take the time to read the full text of the enclosed Proxy Statement/Prospectus before you vote.

Q.	Whom should I call for additional information about the Proxy Statement/Prospectus?

A.        Please call AST Fund Solutions LLC, the Funds’ proxy solicitor, at (800) 591-8269.

ETF SERIES SOLUTIONS

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

615 East Michigan Street

Milwaukee, Wisconsin 53202

Notice of Special Meeting of Shareholders
To be held on February 17, 2021

[                           ], 2021

To the Shareholders of Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Target Fund”), a series of ETF Series Solutions, will be held at the offices of ETF Series Solutions, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on February 17, 2021, at 11:00 a.m. Eastern time, to consider the following (the “Proposal”):

To approve an Agreement and Plan of Reorganization by and between ETF Series Solutions, on behalf of the Target Fund, and First Trust Exchange-Traded Fund IV, on behalf of FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Acquiring Fund”) pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund and (ii) immediately distribute such newly issued shares of the Acquiring Fund to the Target Fund shareholders (collectively, the “Reorganization”).

The persons named as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on any other business that may properly come before the Meeting, and any adjournments or postponements thereof, to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission.

Holders of record of shares of the Target Fund at the close of business on December 18, 2020 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Trustees of ETF Series Solutions,

Michael D. Barolsky

Vice President and Secretary

Shareholders Who Do Not Expect To Attend The Meeting Are Requested To Promptly Complete, Sign, Date And Return The Proxy Card In The Enclosed Envelope Which Does Not Require Postage If Mailed In The Continental United States. Instructions For The Proper Execution Of Proxies Are Set Forth On The Next Page. If You Need Any Assistance, Or Have Any Questions Regarding the Proposal Or How To Vote Your Shares, Call AST Fund Solutions LLC at (800) 591-8269 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and help you to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.       Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.       All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Director
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/ UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR SHAREHOLDERS OF
Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

This document contains a Proxy Statement/Prospectus and is accompanied by a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on certain important issues relating to the Target Fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by phone or via the Internet), we’ll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we’ll vote it “FOR” the proposal in accordance with the recommendations of the Board of Trustees as indicated on the cover of the Proxy Statement/Prospectus.

We urge you to review the Proxy Statement/Prospectus carefully and either fill out your proxy card and return it to us by mail, vote by phone or vote via the Internet. Your prompt return of the enclosed proxy card (or vote by phone or via the Internet) may save the necessity and expense of further solicitations.

If you have any questions, please call AST Fund Solutions LLC, the proxy solicitor, at the special toll-free number we have set up for you: (800) 591-8269.

[THIS PAGE IS INTENTIONALLY LEFT BLANK.]

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 21, 2021

For the Reorganization of

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF,

a series of ETF Series Solutions

615 East Michigan Street

Milwaukee, Wisconsin 53202

(855) 979-6060

Into

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF,

a series of First Trust ETF IV

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

PROXY STATEMENT/PROSPECTUS

[                           ], 2021

This Proxy Statement/Prospectus is being furnished to shareholders of Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Target Fund”), an exchange-traded fund organized as a separate series of ETF Series Solutions, an open-end management investment company (“ESS”), in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of ESS (the “Board”), on behalf of the Target Fund, to be held at the offices of ESS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on February 17, 2021, at 11:00 a.m. Eastern time, as may be adjourned or postponed, to consider the proposal listed below, and discussed in greater detail elsewhere in this Proxy Statement/Prospectus. The Target Fund and FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Acquiring Fund”), a newly formed exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund IV, an open-end management investment company (“First Trust ETF IV”), are referred to herein collectively as the “Funds” and each is referred to herein individually as a “Fund.”

This Proxy Statement/Prospectus explains concisely what you should know before voting on the proposal described in this Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

At the Meeting, the shareholders of the Target Fund will be asked to approve the proposal, as described below (the “Proposal”):

To approve an Agreement and Plan of Reorganization (the “Plan”) by and between ESS, on behalf of the Target Fund, and First Trust ETF IV, on behalf of the Acquiring Fund, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund and (ii) immediately distribute such newly issued shares of the Acquiring Fund to the Target Fund shareholders (collectively, the “Reorganization”).

At a meeting held on October 7, 2020, the Board unanimously approved the Proposal as being in the best interests of the Target Fund and its shareholders, and the Board unanimously recommends that you vote FOR the Proposal.

The proposed Reorganization seeks to combine the Funds, which have the same underlying index and substantially similar investment objectives, investment strategies and risks, but also have important distinctions. The Plan provides for the reorganization of the Target Fund into the Acquiring Fund, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund and (ii) immediately distribute such newly issued shares of the Acquiring Fund to the Target Fund shareholders. Shareholders of the Target Fund will receive a number of Acquiring Fund shares equal in value to the aggregate net asset value of the Target Fund shares held as of the close of regular trading on the Cboe BZX Exchange, Inc. (the “BZX”) on the business day immediately prior to the closing of the Reorganization (the “Valuation Time”) (with cash being distributed in lieu of any fractional shares of the Acquiring Fund). Through the Reorganization, shares of the Target Fund would be exchanged on a tax-free basis for federal income tax purposes for shares of the Acquiring Fund (although Target Fund shareholders who receive cash for their fractional shares may incur certain tax liabilities). In the event that shareholders of the Target Fund do not approve the Reorganization, the Board will consider potential courses of action at that time.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

It is anticipated that the Acquiring Fund will list and trade its shares on the BZX. Shares of the Acquiring Fund are not redeemable individually and therefore liquidity for individual shareholders of the Acquiring Fund will be realized only through a sale on the BZX at market prices that may differ to some degree from the net asset value of the Acquiring Fund shares. Reports, proxy materials and other information concerning the Acquiring Fund can be inspected at the offices of the BZX after the Fund is listed for trading.

The following documents contain additional information about the Target Fund, have been filed with the SEC and are incorporated by reference into (legally considered to be part of) this Proxy Statement/Prospectus:

(i) the prospectus and Statement of Additional Information of the Target Fund, dated February 28, 2020, as amended and supplemented, relating to shares of the Target Fund; and

(ii) the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2020 (SEC File No. 811-22668).

-ii-

The Statement of Additional Information to this Proxy Statement/Prospectus, dated [         ], 2021, is also incorporated by reference and legally deemed to be part of this document, and is available upon request at no charge by calling First Trust Advisors L.P. (“First Trust”) at (800) 621-1675, by writing to First Trust at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, or online at First Trust’s website at www.ftportfolios.com. Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, no annual or semi-annual report is available for the Acquiring Fund at this time. The Target Fund’s prospectus dated February 28, 2020, and Annual Report to Shareholders for the fiscal year ended October 31, 2020, containing audited financial statements have been previously made available or mailed to shareholders. Copies of these documents are available upon request at no charge by writing to Cboe Vest Financial LLC (“Cboe Vest”) at 1765 Greensboro Station Place, 9th floor, McLean, Virginia 22102, by calling (855) 979-6060, or online at Cboe Vest’s website at www.cboevest.com.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, proxy statement/prospectus materials and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov. Reports, proxy materials and other information concerning the Target Fund and the Acquiring Fund may be inspected at the offices of the BZX.

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

-iii-

TABLE OF CONTENTS

INTRODUCTION	1
A. Synopsis	1
B. More Information About Risk Factors of the Fund	13
C. Information About the Reorganization	21
D. Additional Information About the Investment Policies	27
ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND The Acquiring Fund	34
GENERAL INFORMATION	41
OTHER MATTERS TO COME BEFORE THE MEETING	46
EXHIBIT A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
EXHIBIT B Proxy card for Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF	B-1

INTRODUCTION

You are being asked to vote at the Meeting to approve the reorganization of the Target Fund into the Acquiring Fund. Specifically, you are being asked to consider and approve the Plan, pursuant to which the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund, and shareholders of the Target Fund will become shareholders of the Acquiring Fund.

A. Synopsis

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Reorganization and shareholders should reference the more complete information contained contained in this Proxy Statement/Prospectus and in the Statement of Additional Information contained in this registration statement (the “Reorganization SAI”) and the appendices thereto. Shareholders should read the entire Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Proxy Statement/Prospectus.

The Proposed Reorganization

The Board of ESS, on behalf of the Target Fund, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act), unanimously approved the proposed Reorganization, including the Plan, at a meeting of the Board held on October 7, 2020. If the shareholders of the Target Fund approve the Proposal, the Target Fund will reorganize into the Acquiring Fund, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund and (ii) immediately distribute such newly issued shares of the Acquiring Fund to the Target Fund shareholders. In connection with the Reorganization, the Acquiring Fund will issue to Target Fund shareholders book entry interests for the shares of the Acquiring Fund registered in a “street name” brokerage account held for the benefit of such shareholders. Shareholders of the Target Fund will receive a number of Acquiring Fund shares equal in value to the aggregate net asset value of the Target Fund shares held as of the Valuation Time (with cash being distributed in lieu of any fractional shares of the Acquiring Fund). Through the Reorganization, shares of the Target Fund would be exchanged on a tax-free basis for federal income tax purposes for shares of the Acquiring Fund (although the Target Fund shareholders who receive cash for their fractional shares may incur certain tax liabilities). Like shares of the Target Fund, shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

Background and Reasons for the Proposed Reorganization

On August 26, 2019, Cboe Vest Group Inc., the corporate parent of Cboe Vest, the adviser to the Target Fund, entered into an agreement with First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, whereby FTCP acquired a controlling equity ownership interest in Cboe Vest (the “Transaction”). In connection with the Transaction, First Trust and Cboe Vest wish to reorganize the Target Fund into the First Trust family of funds. To effectuate this, the Board has approved, pursuant to the Plan, the transfer of all the assets and liabilities of the Target Fund to the Acquiring Fund. Although the Acquiring Fund will be managed by First Trust, it will be sub-advised by Cboe Vest and will have the same underlying index and substantially similar investment objectives, principal investment strategies and risks as the Target Fund.

Board Considerations Relating to the Proposed Reorganization

In approving the Reorganization, the Board was informed that, as a natural consequence of the Transaction, First Trust and Cboe Vest wished to reorganize the Target Fund into the First Trust family of funds. The Board understood that, in connection with the Reorganization, First Trust would serve as an investment adviser to, and Cboe Vest would continue to provide day-to-day management services as sub-adviser for, the Acquiring Fund. The Board also understood that the Acquiring Fund’s investment objective, strategies, policies and risks would be substantially similar to those of the Target Fund’s and that the Reorganization is not expected to increase the cost of the Target Fund shareholders’ investment because the Acquiring Fund’s unitary fee is expected to be the same as the Target Fund’s unitary fee.

The Board considered the following factors, among others, in its evaluation of the Reorganization: (i) the terms and conditions of the Reorganization; (ii) the investment objective, underlying index, principal investment strategies, principal risks, and fundamental policies of each Fund; (iii) the relative expense ratios of the Funds; (iv) the experience and expertise of First Trust; (v) the Acquiring Fund’s other service providers; (vi) expenses related to the Reorganization; (vii) the distribution of Acquiring Fund shares and the related distribution and service fees; (viii) federal income tax consequences of the Reorganization; and (ix) the benefits to Cboe Vest and First Trust as a result of the Reorganization.

Please see “Further Information Regarding the Reorganization” and “Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” below for a further discussion of the deliberations and considerations undertaken by the Board of Trustees in connection with the proposed Reorganization.

The Board of Trustees of each Fund has concluded that the Reorganization is in the best interests of its respective Fund and the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. In the event that shareholders of the Target Fund do not approve the Reorganization, the Board will consider potential courses of action at that time.

Material Federal Income Tax Consequences of the Reorganization

For federal income tax purposes, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization other than with respect to the cash paid for fractional shares as explained below. Any capital gains realized prior to the Reorganization will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to the Target Fund’s shareholders. Through the Reorganization, Target Fund shares will be exchanged, on a tax-free basis for federal income tax purposes (although Target Fund shareholders who receive cash for their fractional shares may incur certain tax liabilities), for shares of the Acquiring Fund with an equal aggregate net asset value, and Target Fund shareholders will become shareholders of the Acquiring Fund.

Comparison of the Funds

General. The Target Fund is a non-diversified, index-based ETF that was created as a series of ESS, an open-end management investment company organized as a Delaware statutory Trust, on March 26, 2018. The Acquiring Fund is a newly created, non-diversified, index-based ETF that is a series of First Trust ETF IV, an open-end management investment company organized as a Massachusetts business trust.

Investment Objectives, Policies and Strategies. The investment objectives and strategies of the Target Fund and the Acquiring Fund are substantially similar and both Funds share the same underlying index. As a result, the Target Fund and the Acquiring Fund are subject to substantially similar risks associated with such investments and strategies. The primary difference between the Target Fund and the Acquiring Fund is that they have different advisers. The Target Fund is advised by Cboe Vest, which provides the day-to-day management of the Target Fund. The Acquiring Fund will be advised by First Trust, which will provide oversight to the Acquiring Fund; however, Cboe Vest will serve as the sub-adviser to the Acquiring Fund and will continue to provide the day-to-day management of the Acquiring Fund. Cboe Vest will use the same portfolio management team that currently manages the Target Fund. The similarities and differences between the Funds’ investment objectives, principal strategies and fundamental policies and other investment strategies and policies are highlighted below.

Investment Objectives. Both the Target Fund’s and the Acquiring Fund’s investment objectives are non-fundamental policies and may be changed without shareholder approval upon written notice to shareholders. The Target Fund and the Acquiring Fund have substantially similar investment objectives that track the same Index. Both the Target Fund and the Acquiring Fund seek to track the performance, before fees and expenses, of the Cboe S&P 500® Dividend Aristocrats Target Income Index Monthly Series (the “Index”).

Principal Investment Strategies and Policies. The Target Fund and the Acquiring Fund have substantially similar principal investment strategies and policies. The Funds use a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index.

The Funds attempt to invest all, or substantially all, of their assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Funds’ total assets (including borrowing for investment purposes) will be invested in the common stocks and call options that comprise the Index. Cboe Vest expects that, over time, the correlation between the Funds’ performance and that of the Index, before fees and expenses, will be 95% or better.

The Funds will generally use a “replication” strategy to achieve their investment objective, meaning they generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Funds may use a “representative sampling” strategy, meaning they may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when Cboe Vest believes it is in the best interests of the Funds (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Funds but not to the Index).

The Funds generally may invest up to 20% of their total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which Cboe Vest believes will help the Funds track the Index. For example, the Funds may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions) or in options with slightly different strike prices or expiration dates than the options components of the Index to maximize the Funds’ liquidity by utilizing a broader range of options, while maintaining the overall risk, return, and other characteristics of the Index.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Funds will concentrate its investments to approximately the same extent as the Index. The Funds are non-diversified and therefore may invest a larger percentage of its assets in the securities of a single issuer or small number of issuers than diversified funds.

Each Fund’s strategy may involve frequently buying and selling portfolio securities.

The Index. Both the Target Fund and the Acquiring Fund track the performance, before fees and expenses, of the Index. The Index is a rules-based buy-write index created in 2017 and calculated daily by Cboe Exchange, Inc. (the “Index Calculation Agent”), an affiliate of Cboe Vest, and designed with the primary goal of generating an annualized level of income from stock dividends and option premiums that is approximately 3% over the annual dividend yield of the S&P 500® Index and a secondary goal of generating price returns that are proportional to the price returns of the S&P 500® Index. The Index’s objective to deliver a target level of income could result in the Funds selling securities to meet the target, which could make the Funds less tax-efficient than other ETFs. The Index is owned, developed, maintained and calculated by S&P Opco, LLC (the “Index Provider”). The Index Provider is not affiliated with either of the Funds, First Trust or Cboe Vest.

The Index is composed of two parts: (1) an equal-weighted portfolio of the stocks contained in the S&P 500® Dividend Aristocrats Index (the “Aristocrat Stocks”) that have options that trade on a national securities exchange and (2) a rolling series of short (written) call options on each of the Aristocrat Stocks (the “Covered Calls”). The S&P 500® Dividend Aristocrats Index includes companies in the S&P 500® Index that have increased dividend payments each year for at least 25 consecutive years, have a float adjusted market cap of at least $3 billion as of the rebalancing reference date and have an average daily value traded of at least $5 million.

A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium. All of the options are “American Style” options, which means they can be exercised at any time prior to the option expiration date.

The Covered Calls are written (sold) by the Index on the third Friday of each month with an expiration typically on the third Friday of the following month and a strike price as close as possible to the closing price of the underlying Aristocrat Stock at the time the Covered Call is written. The Index employs a “partial covered call strategy,” meaning that Covered Calls will be written on a notional value of no more than 20% of the value of each underlying Aristocrat Stock, such that the short position in each call option is “covered” by a portion of the corresponding Aristocrat Stock held by the Index. For example, if at the time Covered Calls are written by the Index the Index reflected a $50,000 position in a particular Aristocrat Stock, the notional value of such Covered Calls (i.e., the strike price multiplied by the number of shares subject to the Covered Calls) would not exceed $10,000. The Index is a hypothetical portfolio of options and equity securities. As such, the Index cannot actually buy or sell an option or equity security, but the Index reflects the value of such transactions as if the Index could actually engage in them.

The exact amount of Covered Calls written is based on a calculation designed to result in the Index generating income from (i) dividends from the Aristocrat Stocks and (ii) premiums from writing Covered Calls that is 3% higher annually than the total dividend yield of the S&P 500® Index constituents.

The equity component of the Index is rebalanced (i.e., weights are reset to equal-weighted) quarterly, effective after the close of the last business day of each January, April, July, and October, and reconstituted (i.e., Aristocrat Stocks are added and deleted according to the Index rules) annually, effective after the close of the last business day of each January. As of December 31, 2020, the equity component of the Index was composed of 65 securities.

Fundamental Policies. In addition to having substantially similar investment objectives and investment strategies, the Funds are subject to substantially similar fundamental policies. For each Fund, these restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Description of the Shares. The shares of the Target Fund and the Acquiring Fund have similar voting rights and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote.

Share Information

Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Appraisal or Exchange Rights	Rights to Cumulative Voting	Exchange on which the Shares are Listed
Target Fund	Unlimited	1,825,000	No par value	None	None	Cboe BZX Exchange, Inc.
Acquiring Fund	Unlimited	0	$0.01	None	None	Cboe BZX Exchange, Inc.
(1) As of December 18, 2020.

Purchase and Redemption. The Target Fund and the Acquiring Fund issue and redeem shares on a continuous basis, at net asset value, only in large specified blocks of shares (each a “Creation Unit”). The Funds’ shares are not individually redeemable securities, except when aggregated as Creation Units. Shares of the Target Fund are listed and traded on the BZX under the ticker symbol “KNG” and shares of the Acquiring Fund will be listed and traded on the BZX under the ticker symbol “KNG” to provide liquidity for individual shareholders of the Target Fund and the Acquiring Fund, respectively, in amounts less than the size of a Creation Unit.

Distributions and Dividend Reinvestment Plan. The Target Fund and the Acquiring Fund distribute their net investment income quarterly and their net realized capital gains at least annually, if any. It is anticipated that the Acquiring Fund will have the same common share distribution rate as the Target Fund; however no assurances can be made that this will be the case. The Acquiring Fund has not established a dividend reinvestment plan, but dividends may be reinvested automatically in additional Acquiring Fund shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Risk Factors. Because the investment objectives and investment strategies of the Target Fund and the Acquiring Fund are substantially similar and both Funds track the same Index, they are subject to substantially similar principal investment risks. The following specific factors have been identified as the principal risks of investing in the Acquiring Fund, which are substantially similar to the risk of investing in the Target Fund:

•	Equity Securities Risk. The value of the Acquiring Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
•	Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Acquiring Fund’s portfolio managers to forecast market movements correctly. The effective use of options also depends on the Acquiring Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Acquiring Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.
•	Dividends Risk. The Acquiring Fund’s investment in dividend-paying securities could cause the Acquiring Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.
•	Covered Call Risk. The writer of a covered call option forgoes any profit from increases in the market value of the underlying security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss if the underlying security declines in value. The Acquiring Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security.
•	Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.
•	Large Capitalization Companies Risk. The Underlying Fund invests in the securities of large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

•	Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. First Trust relies upon the Index Provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Acquiring Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Acquiring Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Acquiring Fund and its shareholders.
•	Non-Correlation Risk. The Acquiring Fund’s return may not match the return of the Index for a number of reasons. The Acquiring Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Acquiring Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Acquiring Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
•	Significant Exposure Risk. To the extent that the Acquiring Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Acquiring Fund’s investments more than if the Acquiring Fund were more broadly diversified. A significant exposure makes the Acquiring Fund more susceptible to any single occurrence and may subject the Acquiring Fund to greater market risk than a fund that is more broadly diversified.
•	Portfolio Turnover Risk. The Acquiring Fund has an investment strategy that may frequently involve buying and selling portfolio securities. High portfolio turnover may result in the Acquiring Fund paying higher levels of transaction costs, including balance commissions, dealer mark-ups and other costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Acquiring Fund’s performance to be less than expected.
•	Liquidity Risk. Certain Fund investments may be subject to restrictions on resale, trade over-the-counter market or in limited volume, or lack an active trading market. Accordingly, the Acquiring Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Acquiring Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.
•	Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Acquiring Fund. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Acquiring Fund. The Acquiring Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

•	Tax Risk. The Acquiring Fund’s covered call strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income and to distribute dividends eligible for the dividends-received deduction for corporate shareholders. For these reasons, a significant portion of income received from the Acquiring Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Acquiring Fund were to engage in a different investment strategy.

•	Leverage Risk. Leverage may result in losses that exceed the amount originally invested and may accelerate the rates of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Acquiring Fund’s exposure to an asset or class of assets and may cause the value of the Acquiring Fund’s shares to be volatile and sensitive to market swings.
•	Non-Diversification Risk. The Acquiring Fund is classified as “non-diversified” under the 1940 Act. As a result, the Acquiring Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Acquiring Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Acquiring Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
•	Passive Investment Risk. The Acquiring Fund is not actively managed. The Acquiring Fund invests in securities included in or representative of the Index regardless of investment merit. The Acquiring Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Acquiring Fund will seek to engage a replacement index.
•	Cash Transactions Risk. The Acquiring Fund may effect all or a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Acquiring Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind.
•	Premium/Discount Risk. The market price of the Acquiring Fund’s shares will generally fluctuate in accordance with changes in the Acquiring Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Acquiring Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on BZX at market prices and not at net asset value. During stressed market conditions, the market for the Acquiring Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Acquiring Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Acquiring Fund’s shares and their net asset value.
•	Absence of an Active Market Risk. The Acquiring Fund faces numerous market trading risks, including the potential lack of an active market for Acquiring Fund shares due to a limited number of market markers or authorized participants. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Acquiring Fund’s net asset value and the price at which the Acquiring Fund’s shares are trading on the BZX, which could result in a decrease in value of the Acquiring Fund’s shares.
•	Trading Issues Risk. Trading in shares on BZX may be halted due to market conditions or for reasons that, in the view of BZX, make trading in shares inadvisable. In addition, trading in shares on BZX is subject to trading halts caused by extraordinary market volatility pursuant to BZX’s “circuit breaker” rules. There can be no assurance that the requirements of BZX necessary to maintain the listing of the Acquiring Fund will continue to be met or will remain unchanged.
•	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Acquiring Fund’s assets and distributions may decline.
•	Cyber Security Risk. The Acquiring Fund is susceptible to operational risks through breaches in cyber security. Such events could cause the Acquiring Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss.
•	Market Risk. Market risk is the risk that a particular security, or shares of the Acquiring Fund in general, may fall in value. Shares of the Acquiring Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events could adversely affect the prices and liquidity of the Acquiring Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Acquiring Fund’s shares and result in increased market volatility. During any such events, the Acquiring Fund’s shares may trade at increased premiums or discounts to their net asset value.
•	Index Constituent Risk. The Acquiring Fund may be a constituent of one or more indices. Inclusion in an index could increase demand for the Acquiring Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Acquiring Fund’s net asset value could be negatively impacted and the Acquiring Fund’s market price may be below the Acquiring Fund’s net asset value during certain periods.

Comparative Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Target Fund. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, the fees and expenses shown for the Acquiring Fund are estimates based on its unitary fee structure. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Target Fund	Acquiring Fund (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.75%	0.75%

Example

The following example is intended to help you compare the costs of investing in the shares of the Acquiring Fund on a pro forma basis following the Reorganization with the costs of investing in the Target Fund. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return and that the Fund’s operating expenses remain the same. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Target Fund	$77	$240	$417	$930
Acquiring Fund (pro forma)	$77	$240	$417	$930

Portfolio Turnover

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Funds shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Funds’ performance. During the most recent fiscal year ending October 31, 2020, the Target Fund’s portfolio turnover rate was 86% of the average value of its portfolio.

Past Performance

If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund.  The bar chart and table below provide some indication of the risks of investing in the Target Fund by showing you how the performance of the Target Fund has varied from year to year. The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Target Fund or the Acquiring Fund will perform in the future.

Calendar Year Total Returns as of 12/31

During the period shown in the chart above:

Best Quarter	Worst Quarter
17.03% June 30, 2020	-23.33% March 31, 2020

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume a shareholder sold their shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from the Target Fund returns, or taxes.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2020
TARGET FUND	1 Year	Since Inception (3/26/2018)
Return Before Taxes	7.30%	11.16%
Return After Taxes on Distributions	6.07%	9.74%
Return After Taxes on Distributions and Sale of Fund Shares	4.71%	8.20%
Cboe S&P 500® Dividend Aristocrats Target Income Index Monthly Series (reflects no deduction for fees, expenses or taxes)	8.00%	11.99%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.51%

A shareholder’s own actual after-tax returns will depend on their specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Target Fund shares in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

The Target Fund has no net realized losses from investment transactions.

Trustees and Officers. The following individuals comprise the Board of Trustees of First Trust ETF IV (of which the Acquiring Fund is a series): James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson. The Board of Trustees of the Acquiring Fund is responsible for the management of the Acquiring Fund, including supervision of the duties performed by First Trust as an investment adviser to the Acquiring Fund. The offices of First Trust ETF IV are located at 120 East Liberty Drive, Wheaton, Illinois 60187. The following individuals comprise the Board of Trustees of ESS (of which the Target Fund is a series): Michael A. Castino, Leonard M. Rush, David A. Massart and Janet D. Olsen. The Board of Trustees of the Target Fund is responsible for overseeing the management and affairs of ESS and the Target Fund. See “Management of the Fund” in the Reorganization SAI for additional information on the trustees and officers of the Acquiring Fund.

Investment Advisers and Portfolio Managers. First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment adviser to the Acquiring Fund. In this capacity, First Trust provides certain clerical, bookkeeping and other administrative services to the Acquiring Fund as well as fund reporting services. Cboe Vest Financial LLC, 1765 Greensboro Station Pl, 9th Floor, McLean, Virginia 22102, is the investment adviser to the Target Fund and oversees the day-to-day operations of the Target Fund. Following the Reorganization, First Trust will continue in its capacity as the investment adviser of the Acquiring Fund and Cboe Vest will be the sub-adviser to the Acquiring Fund.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board of Trustees of the Funds.

As of January 4, 2021, First Trust served as investment adviser to eight mutual funds, ten exchange-traded funds consisting of 172 series and 16 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of First Trust Advisors, 120 East Liberty Drive, Wheaton, Illinois 60187 (“FTP”). FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. As of October 31, 2020, First Trust collectively managed or supervised approximately $147 billion through unit investment trusts, exchange traded funds, closed-end funds, mutual funds and separate managed accounts. First Trust is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund Creation Units. First Trust and FTP are based in Wheaton, Illinois.

Cboe Vest is an indirect subsidiary of FTCP, an affiliate of First Trust . As of December 31, 2020, Cboe Vest has assets under management of approximately $2.3 billion.

The portfolio management team for the Target Fund consists of Karan Sood and Howard Rubin of Cboe Vest.

Mr. Sood has thirteen years of experience in derivative based investment strategy design and trading. Mr. Sood joined Cboe Vest in 2012. Prior to joining Cboe Vest, Mr. Sood worked as a senior manager in new product development at ProShares Advisors LLC. At ProShares he was instrumental in developing several first-to-market derivative based exchange traded funds. Prior to ProShares, Mr. Sood worked as a Vice President at Barclays Capital. Last based in New York, he was responsible for using derivatives to design structured investment strategies and solutions for the firm’s institutional clients in the Americas. Prior to his role in New York, Mr. Sood worked in a similar capacity in London with Barclays Capital’s European clients. Mr. Sood received a master’s degree in Decision Sciences & Operations Research from London School of Economics & Political Science. He also holds a bachelor’s degree in engineering from the Indian Institute of Technology, Delhi.

Mr. Rubin has over twenty years of experience as a portfolio manager. Mr. Rubin joined Cboe Vest in 2017. Prior to joining Cboe Vest, Mr. Rubin served as Director of Portfolio Management at ProShares Advisors LLC from December 2007 to September 2013. Mr. Rubin also served as Senior Portfolio Manager of ProFund Advisors LLC from November 2004 to December 2007 and Portfolio Manager of ProFund Advisors LLC from April 2000 through November 2004. Mr. Rubin holds the Chartered Financial Analyst (CFA) designation. Mr. Rubin received a master’s degree in Finance from George Washington University. He also holds a bachelor’s degree in economics from Wharton School of Finance, University of Pennsylvania.

The portfolio management team for the Acquiring Fund will include Messrs. Sood and Rubin.

Pursuant to the Investment Management Agreement between Cboe Vest and ESS, on behalf of the Target Fund, Cboe Vest currently receives an annual unitary management fee equal to 0.75% of the Target Fund’s average daily net assets. In connection with the unitary management fee Cboe Vest receives from the Target Fund, Cboe Vest has agreed to pay all expenses incurred by the Target Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Target Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to Cboe Vest. First Trust currently receives an annual unitary management fee equal to 0.75% of the Acquiring Fund’s average daily net assets. In connection with the unitary management fee First Trust receives from the Acquiring Fund, First Trust is responsible for paying all expenses of the Acquiring Fund excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses, if any, and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Under the Investment Management Agreement with the Acquiring Fund, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties.

B. More Information About Risk Factors of the Fund

Because the investment objectives and investment strategies of the Target Fund and the Acquiring Fund are substantially similar and both Funds track the same Index, they are subject to substantially similar principal investment risks. Shares of each Fund may change in value, and an investor could lose money by investing in either Fund. The Funds may not achieve their investment objectives. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risks similar to those of investing in equity securities of any fund traded on an exchange. Risk is inherent in all investing.

The following specific factors have been identified as the principal risks of investing in the Acquiring Fund, which are substantially similar to the risk of investing in the Target Fund. An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. Shares of the Acquiring Fund at any point in time may be worth less than an investor’s original investment. As indicated above, the Target Fund is subject to substantially similar risks as the Acquiring Fund; however, the risks below may be described differently than in the Target Fund’s prospectus.

Principal Risks of the Acquiring Fund and the Target Fund

Equities Securities Risk

The value of the Acquiring Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Options Risk

The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Acquiring Fund’s portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Acquiring Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Acquiring Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

Dividends Risk

The Acquiring Fund’s investment in dividend-paying securities could cause the Acquiring Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future, which could negatively affect the Acquiring Fund’s performance. In addition, such a reduction or elimination in the payment of dividends by one or more constituent securities could cause the Acquiring Fund to experience higher levels of tracking error.

Covered Call Risk

The writer of a covered call option forgoes any profit from increases in the market value of the underlying security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss if the underlying security declines in value. The Acquiring Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Acquiring Fund.

Derivatives Risk

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Acquiring Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.

Large Capitalization Companies Risk

The Underlying Fund invests in the securities of large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Index Provider Risk

There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. First Trust’s mandate as described in this prospectus is to manage the Acquiring Fund consistently with the Index provided by the Index Provider. First Trust relies upon the Index Provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Acquiring Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Acquiring Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Acquiring Fund and its shareholders. Unscheduled rebalances also expose the Acquiring Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Acquiring Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Acquiring Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Acquiring Fund nor First Trust can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents.

Non-Correlation Risk

The Acquiring Fund’s return may not match the return of the Index for a number of reasons. The Acquiring Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Acquiring Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Acquiring Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

Significant Exposure Risk

To the extent that the Acquiring Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Acquiring Fund’s investments more than if the Acquiring Fund were more broadly diversified. A significant exposure makes the Acquiring Fund more susceptible to any single occurrence and may subject the Acquiring Fund to greater market risk than a fund that is more broadly diversified.

Portfolio Turnover Risk

High portfolio turnover may result in the Acquiring Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Acquiring Fund’s performance to be less than expected.

Liquidity Risk

Certain Fund investments may be subject to restrictions on resale, trade over-the-counter market or in limited volume, or lack an active trading market. Accordingly, the Acquiring Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Acquiring Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.

Counterparty Risk

Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Acquiring Fund. Counterparty risk may arise because of the counter party’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Acquiring Fund. The Acquiring Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Tax Risk

The Acquiring Fund’s covered call strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income and to distribute dividends eligible for the dividends-received deduction for corporate shareholders. For these reasons, a significant portion of income received from the Acquiring Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Acquiring Fund were to engage in a different investment strategy.

Leverage Risk

Leverage may result in losses that exceed the amount originally invested and may accelerate the rates of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Acquiring Fund’s exposure to an asset or class of assets and may cause the value of the Acquiring Fund’s shares to be volatile and sensitive to market swings.

Non-Diversification Risk

The Acquiring Fund is classified as “non-diversified” under the 1940 Act. As a result, the Acquiring Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Acquiring Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Acquiring Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Passive Investment Risk

The Acquiring Fund is not actively managed. The Acquiring Fund invests in securities included in or representative of the Index regardless of investment merit. The Acquiring Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Acquiring Fund will seek to engage a replacement index.

Cash Transactions Risk

The Acquiring Fund may effect all or a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Acquiring Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Acquiring Fund will generally cause the Acquiring Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Acquiring Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Acquiring Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Acquiring Fund’s shares than for ETFs that distribute portfolio securities in-kind. the Acquiring Fund’s use of cash for creations and redemptions could also result in dilution to the Acquiring Fund and increased transaction costs, which could negatively impact the Acquiring Fund’s ability to achieve its investment objective.

Premium/Discount Risk

The market price of the Acquiring Fund’s shares will generally fluctuate in accordance with changes in the Acquiring Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Acquiring Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on BZX at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Acquiring Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Acquiring Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Acquiring Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Acquiring Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Acquiring Fund’s shares and their net asset value.

Absence of an Active Market Risk

The Acquiring Fund faces numerous market trading risks, including the potential lack of an active market for Acquiring Fund shares due to a limited number of market markers or authorized participants. The Acquiring Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Acquiring Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Acquiring Fund and only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Acquiring Fund’s portfolio securities and the Acquiring Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Acquiring Fund’s net asset value and the price at which the Acquiring Fund’s shares are trading on the BZX, which could result in a decrease in value of the Acquiring Fund’s shares. This reduced effectiveness could result in the Acquiring Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for the Acquiring Fund shares.

Trading Issues Risk

Trading in shares on BZX may be halted due to market conditions or for reasons that, in the view of BZX, make trading in shares inadvisable. In addition, trading in shares on BZX is subject to trading halts caused by extraordinary market volatility pursuant to BZX’s “circuit breaker” rules. There can be no assurance that the requirements of BZX necessary to maintain the listing of the Acquiring Fund will continue to be met or will remain unchanged. The Acquiring Fund may have difficulty maintaining its listing on BZX in the event the Acquiring Fund’s assets are small, the Acquiring Fund does not have enough shareholders, or if the Acquiring Fund is unable to proceed with creation and/or redemption orders.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Acquiring Fund’s assets and distributions may decline.

Cyber Security Risk

The Acquiring Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Acquiring Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Acquiring Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Acquiring Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Acquiring Fund invests or the Acquiring Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Acquiring Fund to many of the same risks associated with direct cyber security breaches. Although the Acquiring Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Acquiring Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk

Market risk is the risk that a particular security, or shares of the Acquiring Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Acquiring Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. Additionally, the COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Acquiring Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Acquiring Fund’s shares and result in increased market volatility. During any such events, the Acquiring Fund’s shares may trade at increased premiums or discounts to their net asset value.

Index Constituent Risk

The Acquiring Fund may be a constituent of one or more indices. As a result, the Acquiring Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving Acquiring Fund’s shares, the size of the Acquiring Fund and the market volatility of the Acquiring Fund. Inclusion in an index could increase demand for the Acquiring Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Acquiring Fund’s net asset value could be negatively impacted and the Acquiring Fund’s market price may be below the Acquiring Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Acquiring Fund’s shares.

Principal Risks Related to the Proposed Reorganization

The following are principal risks related to the proposed Reorganization:

Tax Risk

In addition to the foregoing risks of investing in the Acquiring Fund, tax risk is associated with the proposed Reorganization. Chapman and Cutler LLP is giving an opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes. See “Information about the Reorganization – Federal Income Tax Consequences.” However, no ruling is being sought from the Internal Revenue Service (the “IRS”) to determine whether the IRS in fact agrees with the opinion of Acquiring Fund’s counsel. The opinion of Acquiring Fund’s counsel’s opinion is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country.

C. Information About the Reorganization

General

The Board of Trustees of the Target Fund has unanimously approved, and the shareholders of the Target Fund are being asked to approve, the Plan by and between ESS, on behalf of the Target Fund, and First Trust ETF IV, on behalf of the Acquiring Fund, and the transactions it contemplates, including the reorganization of the Target Fund into the Acquiring Fund in exchange for shares of the Acquiring Fund, on a tax-free basis for federal income tax purposes as provided for herein. The Board of Trustees of each Fund has determined that the proposed Reorganization is in the best interests of its respective Fund and that the interests of its respective Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Plan and the Reorganization it contemplates.

A copy of the Plan is attached hereto as Exhibit A for your reference.

Terms of the Reorganization

Pursuant to, and subject to the conditions contained in, the Plan, the proposed Reorganization seeks to combine the Funds, which have substantially similar investment objective, investment strategies and risks. The Plan provides for the reorganization of the Target Fund into the Acquiring Fund, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund and (ii) immediately distribute such newly issued shares of the Acquiring Fund to the Target Fund shareholders. As a result, all of the assets of the Target Fund will be transferred to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Target Fund, including without limitation the Target Fund’s indemnification obligations to its trustees and officers. Shareholders of the Target Fund will receive a number of Acquiring Fund shares equal in value to the aggregate net asset value of the Target Fund shares held as of the Valuation Time (with cash being distributed in lieu of any fractional shares of the Acquiring Fund). Through the Reorganization, shares of the Target Fund would be exchanged on a tax-free basis for federal income tax purposes for shares of the Acquiring Fund (although Target Fund shareholders who receive cash for their fractional shares may incur certain tax liabilities). In the event that shareholders of the Target Fund do not approve the Reorganization, the Board will consider potential courses of action at that time.

No fractional Acquiring Fund shares will be distributed to Target Fund shareholders and, in lieu of such fractional shares, Target Fund shareholders will receive cash. Please note that Target Fund shareholders may incur certain tax liabilities if they receive cash in lieu of fractional shares. In the event Target Fund shareholders would be entitled to receive fractional Acquiring Fund shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund shareholders, and each such Target Fund shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund shares, the Acquiring Fund’s transfer agent will act directly on behalf of Target Fund shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

The newly issued Acquiring Fund shares in the Reorganization will be distributed (either directly or through an agent) to the Target Fund shareholders upon the conversion of their Target Fund shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time. Ownership of Acquiring Fund shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing the Acquiring Fund shares in connection with the reorganization, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund shares.

The direct expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be borne by First Trust. Direct Reorganization related expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement/Prospectus and related proxy materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs; and (g) other related administrative or operational costs. First Trust estimates that the amount of direct expenses to be incurred by First Trust will be approximately $350,000.

The Plan may be terminated and the Reorganization abandoned due to (i) mutual agreement of First Trust ETF IV, on behalf of the Acquiring Fund, and ESS, on behalf of the Target Fund; (ii) a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the closing of the reorganization, if not cured within 30 days of the breach and prior to the closing; (iii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iv) a determination by the Board of Trustees of either the Target Fund or the Acquiring Fund that the consummation of the transactions contemplated in the Plan is not in the best interests of its respective Fund involved in the transactions contemplated by the Plan. The Plan will also be terminated and the Reorganization abandoned if the opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes is not delivered. The delivery of this opinion cannot be waived.

If the Proposal to approve the Reorganization as presented in this Proxy Statement/Prospectus is approved at the Meeting, the Reorganization is expected to be completed shortly after the Meeting.

Background and Trustees’ Considerations Relating to the Proposed Reorganization

The Board considered the Reorganization at a meeting held on October 7, 2020. Based on the recommendation of Cboe Vest and the Board’s evaluation of the relevant information prepared by Cboe Vest and First Trust and presented to the Board in advance of the meeting, the Board, including all trustees who are not “interested persons” of the ESS, determined that the Reorganization is in the best interests of the Target Fund and its shareholders and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganization. The Board approved the Reorganization and the Plan subject to shareholder approval.

In approving the Reorganization, the Board was informed that, as a natural consequence of the Transaction, pursuant to which FTCP, an affiliate of First Trust, became a controlling owner of Cboe Vest, First Trust and Cboe Vest wished to reorganize the Target Fund into the First Trust family of funds. The Board understood that, in connection with the Reorganization, First Trust would serve as an investment adviser to, and Cboe Vest would continue to provide day-to-day management services as sub-adviser for, the Acquiring Fund. The Board also understood that the Acquiring Fund’s investment objectives, strategies, policies and risks would be substantially similar to those of the Target Fund’s and that the Reorganization is not expected to increase the cost of Target Fund shareholders’ investment because the Acquiring Fund’s unitary fee is expected to be the same as the Target Fund’s.

The Board considered the following factors, among others, in its evaluation of the Reorganization:

The Terms and Conditions of the Reorganization. The Board considered the terms of the Plan, noting that the transfer of the assets of the Target Fund will be in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Target Fund. The Board also took note of the fact that no commission or other transaction fees would be imposed on the Target Fund’s shareholders in connection with the Reorganization. In addition, the Board noted that pursuant to the Plan, each Target Fund shareholder’s account will be credited with a number of Acquiring Fund shares equal to the value of the Target Fund shares that each shareholder holds immediately prior to the Reorganization and that the aggregate net asset value of Acquiring Fund shares to be credited to each Target Fund shareholder’s account will equal the aggregate net asset value of Target Fund shares that each shareholder holds immediately prior to the Reorganization. As a result, the Board noted that the interests of the Target Fund shareholders would not be diluted as a result of the Reorganization. The Board also noted that the Reorganization would be submitted to the Target Fund’s shareholders for approval.

Investment Objective and Investment Strategies. The Board considered that the investment objective and strategies of the Acquiring Fund are substantially similar to those of the Target Fund and that the Acquiring Fund would continue to track the same underlying index as the Target Fund. The Board concluded that the Reorganization would allow for continuity of the Target Fund shareholders’ investment expectations.

Relative Expense Ratios. The Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in “Comparison of the Funds—Comparative Fees and Expenses” section above), which indicated that the Acquiring Fund’s estimated total annual fund operating expense ratio is expected to be the same as the Target Fund’s and, therefore, the Target Fund shareholders should not experience an increase in the cost of their investment as a result of the Reorganization.

The Experience and Expertise of the Acquiring Fund’s Investment Adviser. The Board considered that First Trust is an experienced investment adviser that serves as adviser or sub-adviser to eight mutual funds, 164 ETFs and 16 closed-end funds and has over $147 billion in assets under management as of October 31, 2020. The Board also considered that its key personnel have significant experience providing investment advisory services to ETFs, including index-based ETFs.

Other the Acquiring Fund Service Providers. The Board considered that the Reorganization will result in changes to the service providers that execute distribution, administration, accounting, custody, and transfer agency functions, but determined that FTP, the new distributor, and Bank of New York Mellon, the administrator, accounting agent, custodian and transfer agent, selected by the Acquiring Fund each has a strong reputation and significant experience providing these services to ETFs.

Expenses Relating to Reorganization. The Board considered that the Target Fund shareholders will not incur any expenses in connection with the Reorganization. All expenses relating to the proposed Reorganization will be borne by First Trust and Cboe Vest, including expenses related to the Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing, and mailing proxy materials.

Distribution; Distribution and Service Fees. The Board considered the distribution capabilities of FTP and its commitment to distribute the shares of the Acquiring Fund. In addition, the Board considered that the Reorganization will allow First Trust to leverage its resources for and focus its marketing and distribution efforts on the Acquiring Fund. The Board further considered that, like the Target Fund, the Acquiring Fund has adopted a 12b-1 Plan under which the Acquiring Fund may bear a 12b-1 fee up to 0.25% annually of the Acquiring Fund’s average daily net assets, and the Acquiring Fund’s Board of Trustees has not currently approved any payments under the 12b-1 Plan. The Board further noted that the Acquiring Fund’s Board must approve any future commencement of payments under the 12b-1 Plan before any such payments can be made from the Acquiring Fund assets.

Federal Income Tax Consequences. The Board considered that the Reorganization is expected to qualify as a reorganization for federal income tax purposes and that shareholders of the Target Fund are not expected to recognize any gain or loss upon receipt of the Acquiring Fund shares in the Reorganization.

Benefits to Cboe Vest and First Trust. The Board understood that, if the Reorganization is completed, First Trust and its affiliate Cboe Vest could benefit by consolidating the Target Fund into and making it part of the First Trust family of funds. The Reorganization might make it easier to market the Acquiring Fund under the First Trust family of funds and might lead to cost savings for First Trust and Cboe Vest.

Based on the foregoing, the Board determined that the Reorganization as proposed by Cboe Vest is in the best interests of the Target Fund and its shareholders and that the interest of existing Target Fund shareholders will not be diluted as a result of the Reorganization. The Board approved the Reorganization, subject to approval by shareholders of the Target Fund and the solicitation of the shareholders of the Target Fund to vote “FOR” the approval of the Plan. The Board understood that the Target Fund will remain a series of ESS and Cboe Vest will continue to serve as the investment adviser to the Target Fund, if the Target Fund shareholders do not approve the Reorganization. These determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The Board of ESS, including the Independent Trustees, unanimously recommends that shareholders of the Target Fund approve the Plan and the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Target Fund as of December 18, 2020, and the pro forma capitalization of the Acquiring Fund as if the Reorganization had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

	Target Fund	Acquiring Fund (pro forma)
Shareholders’ Equity:

Net Asset Value per Share, no par value per share, 1,825,000 shares outstanding for the Target Fund, $0.01 par value per share, 1,825,000 shares outstanding for the Acquiring Fund (pro forma)	$47.83	$47.83

Net Assets	$87,283,873.24	$87,283,873.24

Description of the Shares to be Issued by the Acquiring Fund

General. As a general matter, the shares of the Target Fund and the Acquiring Fund have similar voting rights and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote. See “Additional Information About the Target Fund and the Acquiring Fund – Charter Documents” below for additional discussion of each Fund’s charter documents.

Under the charter documents of the Target Fund, shareholders of the Target Fund are not entitled to dissenter’s rights of appraisal with respect to the reorganization of the Target Fund into the Acquiring Fund. Shareholders of the Target Fund, however, may sell their shares on the BZX until the closing date of the Reorganization. After the Reorganization, the Target Fund shareholders will hold shares of the Acquiring Fund, which, it is anticipated, may also be sold on the BZX.

The shares of the Target Fund are currently listed and traded on the BZX under the symbol “KNG”. If the Reorganization is consummated, Target Fund shares will no longer be listed on the BZX and the Target Fund will be dissolved, liquidated and terminated as provided in the Plan. It is anticipated that the shares of the Acquiring Fund will be listed and traded on the BZX under the symbol “KNG”. Reports, proxy materials and other information concerning the Target Fund, and the Acquiring Fund after it is listed, may be inspected at the offices of the BZX.

The Acquiring Fund shares, when issued in the Reorganization, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of the Acquiring Fund have no preference, preemptive, conversion or exchange rights, except as the Trustees may determine from time to time.

Distributions and Dividend Reinvestment Plan. The Target Fund and the Acquiring Fund distribute their net investment income quarterly and their net realized capital gains at least annually, if any. It is anticipated that the Acquiring Fund will have the same common share distribution rate as the Target Fund; however no assurances can be made that this will be the case. The Acquiring Fund has not established a dividend reinvestment plan, but dividends may be reinvested automatically in additional Acquiring Fund shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)      the transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

(b)      no gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund;

(c)      no gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund;

(d)      no gain or loss will be recognized by Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares in the Reorganization;

(e)      the aggregate basis of Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization; and

(f)      the basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any the Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

While the Target Fund shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Reorganization, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Reorganization.

If the Proposal relating to the Reorganization presented herein is approved by the shareholders of the Target Fund, the Target Fund will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the closing of the reorganization, and such distributions will be taxable to shareholders of the Target Fund.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

D. Additional Information About the Investment Policies

General Comparison of the Target Fund and the Acquiring Fund

The investment strategies of the Target Fund and the Acquiring Fund are substantially similar. Both the Target Fund and the Acquiring Fund are index-based ETFs whose primary investment objective is to seek to track the performance, before fees and expenses, of the Index.

The Target Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index.

The Target Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Target Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index. Cboe Vest expects that, over time, the correlation between the Target Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Target Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Target Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when Cboe Vest believes it is in the best interests of the Target Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Target Fund but not to the Index).

The Target Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which Cboe Vest believes will help the Target Fund track the Index. For example, the Target Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions) or in options with slightly different strike prices or expiration dates than the options components of the Index to maximize the Target Fund’s liquidity by utilizing a broader range of options, while maintaining the overall risk, return, and other characteristics of the Index.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Target Fund will concentrate its investments to approximately the same extent as the Index. The Target Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single issuer or small number of issuers than diversified funds.

The Acquiring Fund employs substantially similar investment strategies and policies as the Target Fund to achieve its investment objective. The Acquiring Fund will, under normal circumstances, invest at least 80% of its total assets (including borrowing for investment purposes) in the common stocks and call options that comprise the Index. Additionally, the Acquiring Fund may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which First Trust believes will help the Acquiring Fund track the Index.

The Target Fund and the Acquiring Fund have elected to be classified as non-diversified funds and as a result may invest a relatively high percentage of their assets in a limited number of issuers.

Similar to most ETFs, the Target Fund trades, and the Acquiring Fund will trade, its shares on a securities exchange, and persons wishing to buy or sell shares generally may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commissions). ETFs also issue and redeem shares on a continuous basis, at net asset value, in Creation Units. Creation Units of the Target Fund and the Acquiring Fund will generally be issued and redeemed in-kind for securities in which the Target Fund and the Acquiring Fund invest, respectively. Except when aggregated in Creation Units, the Target Fund and the Acquiring Fund shares are not redeemable securities. For more information on the procedures for purchasing and redeeming Creation Units of the Acquiring Fund, please see “Purchase, Redemption and Pricing of Shares” in the Reorganization SAI.

These ETF features are designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions such as those that occur in a conventional mutual fund. In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund’s frequent need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind Creation Unit redemption mechanism of the Target Fund and the Acquiring Fund generally will not lead to a tax event for the Funds or their ongoing shareholders. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements, called “Authorized Participants,” can purchase or redeem these Creation Units. Shares of the Target Fund are, and shares of the Acquiring Fund are anticipated to be, traded on the BZX to provide liquidity for purchasers of the Target Fund or the Acquiring Fund shares in amounts less than the size of a Creation Unit. The market price of the Target Fund and the Acquiring Fund shares on the BZX may be equal to, more or less than the net asset value per share, but shares of ETFs typically trade in a range close to net asset value per share.

The Target Fund and the Acquiring Fund shares are not subject to any 12b-1 distribution and service fees. The Board of Trustees of ESS, of which the Target Fund is a series, and First Trust ETF IV, of which the Acquiring Fund is a series, have adopted Distribution and Service Plans pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plans, the Target Fund and the Acquiring Fund are authorized to pay an amount up to 0.25% of their average daily net assets each year, respectively. For the Target Fund this amount is for certain distribution-related activities and shareholder services. For the Acquiring Fund these fees are to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. For the Acquiring Fund, FTP may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. No 12b-1 fees are currently paid by the Target Fund or the Acquiring Fund. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Target Fund’s and the Acquiring Fund’s assets, respectively, over time these fees would increase the cost of an investment in the Target Fund or the Acquiring Fund and may cost shareholders more than certain other types of sales charges.

Principal Investment Strategies of the Acquiring Fund

The Acquiring Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index.

The Acquiring Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Acquiring Fund’s total assets (including borrowing for investment purposes) will be invested in the common stocks and call options that comprise the Index. First Trust expects that, over time, the correlation between the Acquiring Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Index is a rules-based buy-write index designed with the primary goal of generating an annualized level of income from stock dividends and option premiums that is approximately 3% over the annual dividend yield of the S&P 500® Index and a secondary goal of generating price returns that are proportional to the price returns of the S&P 500® Index. The Index’s objective to deliver a target level of income could result in the Acquiring Fund selling securities to meet the target, which could make the Acquiring Fund less tax-efficient than other ETFs. The Index is composed of two parts: (1) an equal-weighted portfolio of the Aristocrat Stocks that have options that trade on a national securities exchange and (2) the Covered Calls on each of the Aristocrat Stocks. The S&P 500® Dividend Aristocrats Index includes companies in the S&P 500® Index that have increased dividend payments each year for at least 25 consecutive years, have a float adjusted market cap of at least $3 billion as of the rebalancing reference date and have an average daily value traded of at least $5 million.

In exchange for additional income in the form of a premium, the Acquiring Fund will sell a call option on the stocks in the Index. If the value of the stock on the expiration date of the option is below a certain value, the option will not be exercised and will expire. If the value of the stock on the expiration date is above the strike price, then the option finished “in the money.” Then, the Acquiring Fund either sells the stock at the strike price or pays the buyer the difference between the strike price and the current market price of the stock.

The Covered Calls are written (sold) by the Index on the third Friday of each month with an expiration typically on the third Friday of the following month and a strike price as close as possible to the closing price of the underlying Aristocrat Stock at the time the Covered Call is written. The Index employs a “partial covered call strategy,” meaning that Covered Calls will be written on a notional value of no more than 20%of the value of each underlying Aristocrat Stock, such that the short position in each call option is “covered” by a portion of the corresponding Aristocrat Stock held by the Index. For example, if at the time Covered Calls are written by the Index the Index reflected a $50,000 position in a particular Aristocrat Stock, the notional value of such Covered Calls (i.e., the strike price multiplied by the number of shares subject to the Covered Calls) would not exceed $10,000.

The exact amount of Covered Calls written is based on a calculation designed to result in the Index generating income from (i) dividends from the Aristocrat Stocks and (ii) premiums from writing Covered Calls that is 3% higher annually than the total dividend yield of the S&P 500® Index constituents.

While the Acquiring Fund generally intends to replicate the Index, the Acquiring Fund may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Acquiring Fund’s investment adviser believes will help the Acquiring Fund track the Index. For example, the Acquiring Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions) or in options with slightly different strike prices or expiration dates than the options components of the Index to maximize the Acquiring Fund’s liquidity by utilizing a broader range of options, while maintaining the overall risk, return, and other characteristics of the Index.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Acquiring Fund will concentrate its investments to approximately the same extent as the Index. The Acquiring Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single issuer or small number of issuers than diversified funds.

The Acquiring Fund’s strategy may involve frequently buying and selling portfolio securities.

The Target Fund has substantially similar principal investment strategies as the Acquiring Fund.

Principal Investments of the Acquiring Fund

The Target Fund has substantially similar principal and non-principal investments as the Acquiring Fund.

Equity Securities

The Acquiring Fund invests in equity securities, including common stocks. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied.

Options Contracts

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

Non-Principal Investments of the Acquiring Fund

Cash Equivalents and Short-Term Investments

Normally, the Acquiring Fund invests substantially all of its assets to meet its investment objective. The Acquiring Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Acquiring Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Acquiring Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Acquiring Fund may not be able to achieve its investment objective. The Acquiring Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Acquiring Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

Fundamental Policies

In addition to having substantially similar investment objectives and investment strategies, the Funds are subject to substantially similar fundamental policies, which are described below. For each Fund, these restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

TARGET FUND	ACQUIRING FUND
Fundamental Policies
The Target Fund may not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the Target Fund will concentrate to approximately the same extent that the Index concentrates in the securities of such particular industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.	The Acquiring Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that the Acquiring Fund will concentrate to approximately the same extent that the Index concentrates in the securities of such particular industry or group of related industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.
The Target Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.	The Acquiring Fund may not issue senior securities, except as permitted under the 1940 Act.

TARGET FUND	ACQUIRING FUND

The Acquiring Fund may not borrow money, except that the Acquiring Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the Acquiring Fund’s total assets (including the amount borrowed), less the Acquiring Fund’s liabilities (other than borrowings).

The Target Fund may not make loans, except to the extent permitted under the 1940 Act.	The Acquiring Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Acquiring Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Acquiring Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Acquiring Fund’s total assets.
The Target Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Target Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.	The Acquiring Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Acquiring Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
The Target Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Target Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.	The Acquiring Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Acquiring Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

TARGET FUND	ACQUIRING FUND
The Target Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.	The Acquiring Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.

Disclosure of Portfolio Holdings

The Acquiring Fund’s portfolio will be available on the Acquiring Fund’s website at www.ftportfolios.com. A description of the policies and procedures with respect to the disclosure of the Acquiring Fund’s portfolio securities will be included in the Acquiring Fund’s SAI, which will also be available on the Acquiring Fund’s website.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank),First Trust and First Trust Portfolios, L.P., the Acquiring Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND The
Acquiring Fund

Charter Documents

The Target Fund is a non-diversified series of ESS, a Delaware statutory trust governed by Delaware law. The Acquiring Fund is a non-diversified series of First Trust ETF IV, a Massachusetts business trust governed by Massachusetts law. First Trust ETF IV is governed by an Amended and Restated Declaration of Trust, dated as of June 12, 2017 and ESS is governed by an Agreement and Declaration of Trust dated February 17, 2012 (each, a “Declaration”). Additional information about each of the Declarations is provided below.

Shares of beneficial interest of each Fund entitle their holders to one vote per share and fractional shares entitle their holders to a proportionate fractional vote. ESS and First Trust ETF IV are permitted to have more than one series, and as of September 30, 2020 there were 46 series of ESS and nine series of First Trust ETF IV existing in addition to the Target Fund and the Acquiring Fund, respectively. In some circumstances, all of the series vote together, but a separate vote will be taken by the shareholders of the Target Fund and the Acquiring Fund on matters affecting the Target Fund and the Acquiring Fund, respectively, as a series when so required under the 1940 Act or when the Board of Trustees of the Target Fund or the Acquiring Fund has determined that the matter affects only the interests of the shareholders of the Target Fund or the Acquiring Fund, respectively. If a matter affects only a particular series of ESS or First Trust ETF IV and does not affect the Target Fund or the Acquiring Fund, respectively, only the required vote by that applicable series shall be required. For example, a change in a fundamental investment policy for the Target Fund would be voted upon only by shareholders of the Target Fund.

Neither Fund is required to hold annual meetings of shareholders under its Declaration. Shareholder meetings of ESS and First Trust ETF IV must be called when required by the 1940 Act to elect Trustees. Shareholder meetings of the Target Fund and the Acquiring Fund may be called by a majority of the Trustees of ESS and First Trust ETF IV, respectively. Shareholder meetings of the Target Fund and the Acquiring Fund shall be called by the Secretary of ESS or First Trust ETF IV, respectively, upon the order of the Board of Trustees of ESS or First Trust ETF IV upon the written request of the shareholders holding shares of the Target Fund or the Acquiring Fund, respectively, representing in the aggregate not less than twenty percent or one-third of the voting power of the outstanding shares of the Target Fund or the Acquiring Fund, respectively, entitled to vote on the matters specified in such written request provided that (i) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (ii) the shareholders of the Acquiring Fund requesting such meeting shall have paid to First Trust ETF IV the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

Neither Fund’s shares have preemptive rights. However, under each Fund’s Declaration, the Trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the Trustees may determine. Mutual funds, in general, issue shares that can be redeemed or sold back to the fund at the fund’s net asset value per share (less any applicable redemption fee or sales charge). Unlike conventional mutual funds, ETFs like the Target Fund and the Acquiring Fund issue and redeem shares on a continuous basis, at net asset value, only in Creation Units. Creation Units of the Target Fund and the Acquiring Fund will generally be issued and redeemed in-kind for securities in which the Target Fund or the Acquiring Fund, respectively, invest. A Creation Unit of the Target Fund consists of 25,000 shares and a Creation Unit of the Acquiring Fund consists of 50,000 shares. The Target Fund and the Acquiring Fund shares are not individually redeemable securities of the Target Fund and the Acquiring Fund, respectively, except when aggregated as Creation Units. Shares of the Target Fund are, and the Acquiring Fund are anticipated to be, listed and traded on the BZX under the ticker symbol “KNG” and “KNG,” respectively, to provide liquidity for individual shareholders of the Target Fund and the Acquiring Fund shares in amounts less than the size of a Creation Unit.

Shareholders of the Target Fund are entitled to dividends as declared by its Board of Trustees, and if ESS were liquidated, each shareholder of the Target Fund would be entitled to receive pro rata the distributable assets of ESS attributable to shares of the Target Fund. Shareholders of the Acquiring Fund are entitled to dividends as declared by its Board of Trustees, and if First Trust ETF IV were liquidated, each shareholder of the Acquiring Fund would be entitled to receive pro rata the distributable assets of First Trust ETF IV attributable to shares of the Acquiring Fund. Each of the Target Fund and the Acquiring Fund distribute their net investment income quarterly and their net realized capital gains at least annually, if any.

Under Massachusetts law, shareholders of a Massachusetts business trust could, in certain circumstances, be held personally liable for the obligations of a Fund. However, the Acquiring Fund’s Declaration contains an express disclaimer of shareholder liability for any debts, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to the Acquiring Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Acquiring Fund or its Board of Trustees. The Acquiring Fund’s Declaration further provides for indemnification for all claims and liabilities of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been a shareholder of the Acquiring Fund.

As noted above, ESS and First Trust ETF IV issue their shares in more than one series. Each of the Declarations authorize the issuance of classes of shares. All consideration received by the Target Fund or the Acquiring Fund for the issue or sale of shares of the Target Fund or the Acquiring Fund, respectively, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of ESS and First Trust ETF IV, subject only to the rights of creditors of the Target Fund or the Acquiring Fund, respectively, and belong irrevocably to the Target Fund or the Acquiring Fund for all purposes. Additional series of ESS or First Trust ETF IV may be established by the Board of Trustees of ESS or First Trust ETF IV, respectively, from time to time. Shares of the Target Fund or the Acquiring Fund may be issued in classes, with such relative rights and preferences as may be determined by the Board of Trustees from time to time.

In general, the Declarations of both ESS and First Trust ETF IV require a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. Both Declarations give the Trustees broad authority to approve reorganizations between the Target Fund or the Acquiring Fund, as the case may be, and another entity or the sale of all or substantially all of the Fund’s assets without shareholder approval if the 1940 Act would not require such approval. The 1940 Act requires that the Reorganization be approved by the affirmative vote of the “majority of the outstanding voting securities” of the Target Fund as described above.

Both Declarations permit amendments to the Declaration to be made by the Trustees, without shareholder vote.

ESS is not required to hold annual meetings of shareholders, and each Trustee is elected to serve until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor Trustee. First Trust ETF IV is not required to hold annual meetings of shareholders, and each Trustee is elected to serve until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor Trustee and until such successor Trustee is elected, qualified, and serving as a trustee. Except as required by the 1940 Act or the BZX rules or as described above, the Declarations do not require the Trustees of ESS (of which the Target Fund is a series) and of First Trust ETF IV (of which the Acquiring Fund is a series) to call meetings of the shareholders for the election or re-election of Trustees. Subject to the limits of the 1940 Act, any vacancies on the Board of Trustees may be filled by a majority of the Trustees then in office. The Acquiring Fund’s Declaration provides that, any Trustee of First Trust ETF IV may be removed from office with or without cause (i) by action of at least two-thirds of the outstanding shares, or (ii) by the action of at least two-thirds of the remaining Trustees.

Quorum for a shareholder meeting of ESS (of which the Target Fund is a series) and First Trust ETF IV (of which the Acquiring Fund is a series) is the presence in person or by proxy of 33⅓% of the voting power of the outstanding shares entitled to vote or, when a matter requires a separate vote by series or class, then 33⅓% of the voting power of the aggregate number of outstanding shares of that series or class entitled to vote shall constitute a quorum as to the matter being voted upon by that series or class.

The foregoing is a very general summary of certain provisions of the Declarations governing the Acquiring Fund and the Target Fund. Please see the charter documents themselves for additional information.

Independent Registered Public Accounting Firm (“Auditor”)

Cohen & Company, Ltd. serves as Auditor for the Target Fund. Deloitte & Touche LLP serves as Auditor for the Acquiring Fund.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator, accounting agent, and transfer agent to the Target Fund. U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as the custodian to the Target Fund. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, acts as the administrator, accounting agent, custodian and transfer agent to the Acquiring Fund. Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004-2541, serves as legal counsel to the Target Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Acquiring Fund.

Federal Tax Matters Associated with an Investment in the Acquiring Fund

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Acquiring Fund. This section is current as of the date of this Proxy Statement/Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe an investor’s situation if the investor is a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe an investor’s state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Acquiring Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Acquiring Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Acquiring Fund. This may not be sufficient for an investor to use for the purpose of avoiding penalties under federal tax law. As with any investment, each investor should seek advice based on the investor’s individual circumstances from the investor’s own tax adviser.

Fund Status. The Acquiring Fund intends to continue to qualify or qualify as a “regulated investment company” under the federal tax laws. If the Acquiring Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions. The Acquiring Fund’s distributions are generally taxable. After the end of each year, an investor will receive a tax statement that separates the distributions of the Acquiring Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at the investor’s ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Acquiring Fund may be taxed at the capital gains tax rates. Generally, an investor will treat all capital gains dividends as long-term capital gains regardless of how long the investor has owned the Acquiring Fund shares. To determine an investor’s actual tax liability for the investor’s capital gain dividends, the investor must calculate the investor’s total net capital gain or loss for the tax year after considering all of the investor’s other taxable transactions, as described below. In addition, the Acquiring Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to the investor; however, such distributions may reduce the investor’s tax basis in the investor’s shares, which could result in the investor having to pay higher taxes in the future when shares are sold, even if the investor sells the shares at a loss from the investor’s original investment. The tax status of an investor’s distributions from the Acquiring Fund is not affected by whether the investor reinvests the investor’s distributions in additional shares or receive them in cash. The income from the Acquiring Fund that an investor must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require an investor to treat distributions made to the investor in January as if the investor had received them on December 31 of the previous year.

Income from the Acquiring Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to an investor’s net investment income if the investor’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Acquiring Fund from certain corporations may be reported by the Acquiring Fund as being eligible for the dividends received deduction.

Capital Gains and Losses and Certain Ordinary Income Dividends. If an investor is an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable income below certain thresholds). Some capital gains, including some portion of the investor’s capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. An investor must exclude the date the investor purchases shares to determine the investor’s holding period. However, if the investor receives a capital gain dividend from the Acquiring Fund and sells the investor’s shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Acquiring Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Acquiring Fund itself. The Acquiring Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Sale of Shares. If an investor sells or redeems shares, the investor will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, the investor must subtract the investor’s tax basis in the investor’s shares from the amount the investor receives in the transaction. An investor’s tax basis in the investor’s shares is generally equal to the cost of the investor’s shares, generally including sales charges. In some cases, however, an investor may have to adjust the investor’s tax basis after purchasing shares.

Taxes on Purchase and Redemption of Creation Units. If an investor exchanges equity securities for Creation Units the investor will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the investor’s aggregate basis in the securities surrendered and the cash component paid. If an investor exchanges Creation Units for equity securities, the investor will generally recognize a gain or loss equal to the difference between the investor’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Deductibility of Fund Expenses. Expenses incurred and deducted by the Acquiring Fund will generally not be treated as income taxable to investors. In some cases, however, an investor may be required to treat the investor’s portion of these Fund expenses as income. In these cases the investor may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

Non-U.S. Tax Credit. Because the Acquiring Fund may invest in non-U.S. securities, the tax statement that an investor receives may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to the investor will include the investor’s share of the taxes the Fund paid to other countries. An investor may be able to deduct or receive a tax credit for the investor’s share of these taxes.

Non-U.S. Investors. If an investor is a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), the investor should be aware that, generally, subject to applicable tax treaties, distributions from the Acquiring Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Acquiring Fund that are properly reported by the Acquiring Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Acquiring Fund makes certain elections and certain other conditions are met. Distributions from the Acquiring Fund that are properly reported by the Acquiring Fund as an interest-related dividend attributable to certain interest income received by the Acquiring Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Acquiring Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Acquiring Fund makes certain elections and certain other conditions are met.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Disposition of shares by such persons may be subject to such withholding after December 31, 2018, although proposed regulations may eliminate this withholding obligation.

Investments in Certain Non-U.S. Corporations. If the Acquiring Fund holds an equity interest in any Passive Foreign Investment Company (“PFIC”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Acquiring Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Acquiring Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Acquiring Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Net Asset Value

The Acquiring Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the BZX is open for business. Net asset value is calculated for the Acquiring Fund by taking the market price of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board of Trustees of the Acquiring Fund or its delegate.

The Acquiring Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq Stock Market (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided First Trust’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, First Trust’s Pricing Committee, at fair value. The use of fair value pricing by the Acquiring Fund is governed by valuation procedures adopted by the Board of Trustees and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Acquiring Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used generally they will differ from the current market valuations.

GENERAL INFORMATION

Voting Process

This Proxy Statement/Prospectus, along with the Notice of Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of the Target Fund on or about [                   ], 2021. Much of the information is required to be disclosed under rules of the SEC. If there is anything you don’t understand, please contact AST Fund Solutions LLC, proxy solicitor for the Funds, at (800) 591-8269.

Shareholders of record of the Target Fund as of the close of business on December 18, 2020 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. If you are unable to attend the Meeting or any adjournment or postponement thereof, the Board requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. On the matters coming before the Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed and not properly revoked. If a proxy is returned and no choice is specified, the shares will be voted FOR the Proposal. Shareholders who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the Proposal by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked prior to its exercise by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

AST Fund Solutions LLC has been engaged to assist in the solicitation of proxies for the Target Fund. As the date of the Meeting approaches, certain shareholders of the Target Fund may receive a telephone call from a representative of AST Fund Solutions LLC if their votes have not yet been received. Authorization to permit AST Fund Solutions LLC to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the representative of AST Fund Solutions LLC is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to AST Fund Solutions LLC, then the representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. AST Fund Solutions LLC will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call AST Fund Solutions LLC immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for voting by phone or via the Internet. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions by phone or via the Internet.

Under the Bylaws of the Target Fund, a quorum for the transaction of business is constituted by the presence in person or by proxy of the holders of at least thirty-three and one-third percent (33⅓%) of the voting power of the outstanding shares of the Target Fund entitled to vote at the Meeting.

If a quorum is not present, the holders of a majority of the shares voted in person or by proxy may adjourn the Meeting from time to time until a quorum is present. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the Meeting may, by motion of the Chairman of the meeting or by vote of holders of shares of the Target Fund representing a majority of the voting power of the shares of the Target Fund present and entitled to vote, either in person or by proxy, be adjourned.

Broker-dealer firms holding shares of the Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal. Pursuant to NYSE Rule 452, broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer’s request for voting instructions may not vote such customer’s shares on the Proposal being considered at the Meeting. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote customer shares without instruction.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Proposal as set forth on the cover of this Proxy Statement/Prospectus. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund. For purposes of determining the approval of the Plan and the Reorganization it contemplates by the Target Fund shareholders, abstentions and broker non-votes will have the effect of a vote against such Proposal.

Proxy solicitations will be made, beginning on or about [                      ], 2021, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of the Target Fund, as applicable; (ii) AST Fund Solutions LLC, the Target Fund’s proxy solicitor that will provide proxy solicitation services in connection with the Proposal set forth herein; (iii) First Trust Advisors L.P., the investment adviser of the Acquiring Fund; (iv) Cboe Vest Financial LLC, the investment adviser of the Target Fund; (v) U.S. Bancorp Fund Services, LLC, the administrator, accounting agent, and transfer agent of the Target Fund; or (vi) any affiliates of those entities.

The direct expenses associated with the preparation of the Proposal and of the proxy solicitation activities with respect thereto, including the costs incurred in connection with the preparation of this Proxy Statement/Prospectus and its enclosures, will be paid by Cboe Vest and First Trust. It is estimated that the amount of direct expenses to be incurred will be approximately $350,000.

As of the Record Date, 1,825,000 shares of the Target Fund were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of the Target Fund the shareholder owns.

Share Ownership of the Target Fund and the Acquiring Fund

As of the date of this Proxy Statement/Prospectus, no shares of the Acquiring Fund have been issued. Based solely on information obtained from filings available on the SEC’s EDGAR website, the following table provides information regarding persons who owned beneficially or of record 5% or more of shares of the Target Fund. Neither First Trust, Cboe Vest nor the Target Fund have any knowledge regarding the identities of the ultimate beneficiaries of any of the shares referenced below.

TARGET FUND

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)

TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103-2226	724,791	39.71%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	276,840	15.17%
RBC Capital Markets 200 Vesey Street, 9th Floor New York, NY 10281	200,422	10.98%
National Financial Services, LLC 200 Liberty Street New York, NY 10281	199,801	10.95%
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	189,260	10.37%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. The Target Fund disclaims any responsibility as to the accuracy of such information.

As of October 30, 2020, the Trustees and executive officers of the Target Fund did not own any shares of the Target Fund.

Shareholder Proposals

The Target Fund’s Bylaws and the Acquiring Fund’s By-Laws do not permit shareholder proposals for action by shareholders at an annual meeting of shareholders other than as required under federal law. The Target Fund’s and the Acquiring Fund’s Board of Trustees, respectively, may permit from time to time in their discretion procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof.

As a general matter, the Target Fund and the Acquiring Fund do not intend to hold regular annual or special meetings of its shareholders.

Shareholder Communications

Shareholders of the Target Fund who want to communicate with the Board of Trustees or any individual Trustee should write to the attention of the Target Fund’s Secretary, Michael D. Barolsky, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The letter should indicate that such shareholder is a Target Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Shareholders of the Acquiring Fund who want to communicate with the Board of Trustees or any individual Trustee should write to the attention of the Acquiring Fund’s Secretary, W. Scott Jardine, First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The letter should indicate that such shareholder is an Acquiring Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for the Target Fund is October 31. The fiscal year end for the Acquiring Fund is October 31.

Legal Proceedings

There are no material pending legal proceedings against the Funds, Cboe Vest or First Trust.

Annual Report Delivery

Annual reports will be sent to shareholders of record of the Acquiring Fund and, if the Reorganization is not consummated, to shareholders of the Target Fund following the applicable Fund’s next fiscal year end. The Target Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Target Fund at 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling (855) 979-6060. As the Acquiring Fund has not yet commenced operations it does not yet have an annual or semi-annual report.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

A list of shareholders of the Target Fund entitled to be present and to vote at the Meeting will be available at the offices of ESS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for inspection by any shareholder of the Target Fund during regular business hours beginning two days after the date of the Notice of Special Meeting of Shareholders included with this Proxy Statement/Prospectus.

The Meeting, whether a quorum is present or not, may be adjourned from time to time by the Chairman of the meeting or by vote of the majority of the shares represented at the Meeting, either in person or by proxy, to permit further solicitation of proxies with respect to the Proposal.

OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Target Fund.

It Is Important That Proxies Be Returned Promptly. Shareholders Who Do Not Expect To Attend The Meeting Are Therefore Urged To Complete, Sign, Date And Return The Proxy Card As Soon As Possible In The Enclosed Postage-Paid Envelope.

If You Need Any Assistance, Or Have Any Questions Regarding The Proposal Applicable to You Or How To Vote Your Shares, Call AST Fund Solutions LLC at (800) 591-8269 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made and entered into as of this ___________day of __________________, 2020, by and among First Trust Exchange-Traded Fund IV, a Massachusetts business trust (“Trust IV”), on behalf of its series, FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Acquiring Fund”), ETF Series Solutions, a Delaware statutory trust ( “ESS”), on behalf of its series, Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Target Fund”), Cboe Vest Financial LLC, a Delaware limited liability company (for purposes of Section 9.1 of the Agreement only), the investment adviser to the Target Fund (the “Target Adviser”), and First Trust Advisors L.P., an Illinois limited partnership (for purposes of Section 9.1 of the Agreement only), the investment adviser to the Acquiring Fund (“the “Acquiring Adviser”). The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of the Target Fund will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, and transactions and actions related thereto, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The foregoing will be effected pursuant to this Agreement.

WHEREAS, the Acquiring Fund is a series of Trust IV, and the Target Fund is a series of ESS, and Trust IV and ESS are each an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1      THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Massachusetts and Delaware law,

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the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full Acquiring Fund Shares, computed in the manner set forth in Section 2.3 (with cash being distributed in lieu of fractional Acquiring Fund Shares as set forth in Section 2.3); and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, creation fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2      ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.

1.3      LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4      LIQUIDATING DISTRIBUTION. As of the Effective Time, as such term is defined in Section 3.1, the Target Fund will distribute in complete liquidation of the Target Fund the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.5      OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6      TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares to a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

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1.7      LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Delaware state law promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8      REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.9      BOOKS AND RECORDS. The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1      VALUATION OF ASSETS. The value of the Target Fund’s assets and liabilities shall be computed as of the close of regular trading on the Cboe BZX Exchange, Inc. (the “BZX”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of ESS adopted by the Board of Trustees of ESS (the “Target Fund Board”) (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2      VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures of Trust IV adopted by the Board of Trustees of Trust IV (the “Acquiring Fund Board”) (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3      SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued in consideration for the net assets as described in Article I, shall be determined by dividing the value of the assets (net of liabilities) of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with Section 2.2. Shareholders of record of the Target Fund at the Closing will be credited with full shares of the Acquiring Fund. No fractional Acquiring Fund Shares will be distributed to Target Fund Shareholders and, in lieu of such fractional shares, Target Fund Shareholders will receive cash. In the event Target Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional Acquiring Fund Shares, and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and

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will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4      EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the BZX or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the BZX or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1      CLOSING. Subject to fulfillment or waiver of all of the conditions to Closing in Articles VI, VII and VIII (other than conditions which, by their nature, are to be satisfied on the Closing Date), the Closing shall occur at _________ on ________________, 2020 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business on the Closing Date at the offices of Chapman and Cutler LLP in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2      CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3      CERTIFICATES OF TRANSFER AGENT.

(a) The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder as of the Closing.

(b) The Acquiring Fund shall cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to ESS or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to Target Fund’s account on the books of the Acquiring Fund.

3.4      DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS OF THE TARGET FUND. ESS, on behalf of the Target Fund, represents and warrants as follows:

(a)      ESS is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)      The Target Fund is a separate series of ESS duly authorized in accordance with the applicable provisions of ESS’ Declaration of Trust.

(c)       ESS is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of ESS’ Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)      There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund before the Closing.

(f)      No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)      The financial statements of the Target Fund as of October 31, 2019, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of October 31, 2019, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

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(h)      The unaudited semi-annual financial statements of the Target Fund as of April 30, 2020, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of April 30, 2020, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(i) Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to April 30, 2020, whether or not incurred in the ordinary course of business. For the purposes of this subsection (i), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(j)      All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(k)      All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund. All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(l)      At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(m)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to

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bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)      The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by ESS with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)       No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(q)      For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2      REPRESENTATIONS OF THE ACQUIRING FUND. Trust IV, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)      Trust IV is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Acquiring Fund is a separate series of Trust IV duly authorized in accordance with the applicable provisions of Trust IV’s Declaration of Trust.

(c)      Trust IV is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

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(d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of Trust IV’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)      No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)      The Acquiring Fund is, and will be at the time of Closing, a new series of Trust IV, without assets (other than nominal seed capital held to facilitate its organization or maintain its legal existence) or liabilities, formed for the purpose of receiving the assets and assuming the liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund will not have commenced operations, prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals;

(g)      By the Closing, Trust IV’s Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

(h)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)      The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

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(j)      The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(k) At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(l)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by Trust IV with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m)      No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

ARTICLE V

COVENANTS OF THE FUNDS

5.1      OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 7.4, the Target Fund will operate its business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2      APPROVAL OF SHAREHOLDERS. ESS will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3      INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

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5.4      ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5      FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the 1934 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6      STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by ESS’ Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7      PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. Trust IV will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8      TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, ESS, the Acquiring Fund or Trust IV shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, ESS, the Acquiring Fund and Trust IV will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.7 herein.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

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6.1      All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Trust IV’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2      The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1      All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund on the Closing a certificate executed in the Target Fund’s name by ESS’ (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2      The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of ESS.

7.3      The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.4    The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code). The Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of Target Fund shareholders as of the record date for such dividend. The Target Fund shall not have any rights with respect to the assets held in such escrow account.

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7.5       The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1      This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of ESS’ Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2      On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3      All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4      The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5      The Target Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)       Trust IV is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

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(b)      The execution and delivery of the Agreement by Trust IV, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate Trust IV’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i)  Trust IV is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement, except (a) the filing of the Acquiring Fund’s designation of series with the Secretary of the Commonwealth of Massachusetts and the Clerk of the City of Boston, and (b) such as may be required under any Massachusetts securities law, rule, or regulation, about which we express no opinion.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.6      The Acquiring Fund shall have received on the Closing Date an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)      ESS is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Delaware statutory trust,” and is existing under the laws of the State of Delaware.

(b)      The execution and delivery of the Agreement by ESS, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate ESS’ Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i) ESS is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Target Fund under the federal laws of the United States of America or the laws of the State of Delaware for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement except such as may be required under any Delaware securities law, rule, or regulation, about which such counsel expresses no opinion, and except for filings with the Secretary of the State of Delaware in connection with the termination of the Target Fund as a series of ESS.

8.7      The Funds shall have received on the Closing Date an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)      The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring

A-13

Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)      No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)      No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)      No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)      The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization (including any fractional Acquiring Fund Share to which a shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)      The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Fund and the Acquiring

A-14

Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1      The Acquiring Adviser will pay the expenses incurred by each Fund in connection with the Reorganization (“Reorganization Expenses”). Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) solicitation costs of the transaction; (e) accounting fees; (f) legal fees; and (g) other related administrative or operational costs.

9.2      Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3      Notwithstanding the foregoing, any Proxy Expenses or Other Reorganization Expenses will in any event be paid by the party directly incurring such Proxy Expenses or Other Reorganization Expenses if and to the extent that the payment by another party of such Proxy Expenses or Other Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1      The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the President or any Vice President of ESS or Trust IV, respectively, without further action by the Target Fund Board or the Acquiring Fund Board, respectively. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)      a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)      a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

A-15

(c)      a determination by the Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of ESS or Trust IV.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of ESS and officers of Trust IV as specifically authorized by the Target Fund Board and the Acquiring Fund Board, respectively; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Target Fund or the Acquiring Fund as provided in ESS’ Declaration of Trust or Trust IV’s Declaration of Trust (a copy of which is on file with the office of the Secretary of the Commonwealth of Massachusetts), respectively. The execution and delivery of this Agreement by such officers

A-16

has been made by them as officers, and not individually and does not impose any liability on any of them personally, but shall bind only the property of such party.

[SIGNATURE PAGE FOLLOWS]

A-17

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

ETF Series solutions, on behalf of Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

By:
Name:
Title:

First Trust Exchange-Traded Fund IV, on behalf of FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

By:
Name:
Title:

The undersigned are parties to this Agreement for the purposes of Section 9.1 only:

CBOE VEST FINANCIAL LLC

By:
Name:
Title:

FIRST TRUST ADVISORS L.P.

By:
Name:
Title:

A-18

Exhibit B

Proxy card for Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free (1-800-591-8269) Monday through Friday 9 a.m. to 10 p.m. Eastern time
PLEASE CAST YOUR PROXY VOTE TODAY!	CONTROL NUMBER

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF,

a series of

ETF Series Solutions

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 17, 2021

The undersigned holder of shares of the Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (“KNG” or the “Fund”), a series of ETF Series Solutions, a Delaware statutory Trust, hereby appoints Michael A. Castino, Kristina R. Nelson, Kristen M. Weitzel, Isabella K. Zoller, and Michael D. Barolsky, or any one of them, as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) which is expected to be held at the offices of ETF Series Solutions, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on February 17, 2021, at 11:00 a.m. Eastern time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus dated ______, 2021 (the “Proxy Statement/Prospectus), and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any other adjournments or postponements thereof not set forth in the Proposals for the Fund (set forth on the reverse side of this proxy card) (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Fund’s Proposals set forth on the reverse side of this proxy card.

This proxy is solicited on behalf of the Board of Trustees, and the Proposals for the Fund (set forth on the reverse side of this proxy card) have been approved by the Board of Trustees and recommended for approval by shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-800-591-8269. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on February 17, 2021. The proxy statement of the Fund is available at: https://vote.proxyonline.com/firsttrust/docs/cboe.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

B-1

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF, a series of ETF Series Solutions	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Fund. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

___________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE ___________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW.

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FUND’S PROPOSALS SET FORTH BELOW.

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization by and between ETF Series Solutions, on behalf of Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF, and First Trust ETF IV, on behalf of FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF, pursuant to which Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF would (i) transfer all of its assets to FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF in exchange solely for newly issued shares of FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF and FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF’s assumption of all of the liabilities of Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF and (ii) immediately distribute such newly issued shares of FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF to Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF shareholders (collectively, the “Reorganization”).	○	○	○
2.	If a quorum is present and the Agreement and Plan of Reorganization does not receive the requisite number of votes for approval, to adjourn the Meeting and solicit additional votes.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

B-2

SUBJECT TO COMPLETION, DATED JANUARY 21, 2021

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTION INVOLVING

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (KNG),

a series of

ETF Series Solutions
AND
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (KNG),
a series of
FIRST TRUST EXCHANGE-TRADED FUND IV

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [__________], 2021 that is being furnished to shareholders of Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Target Fund”), an exchange-traded fund organized as a separate series of ETF Series Solutions, an open-end management investment company (“ESS”), and FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Acquiring Fund”), a newly formed exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund IV, an open-end management investment company (the “Trust”), in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of the Target Fund to be held at the offices of ESS, 615 East Michigan Street, Milwaukee Wisconsin 53202, on February 17, 2021, at 11:00 a.m. Eastern time. At the Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund, pursuant to which the Target Fund would reorganize into the Acquiring Fund, and shareholders of the Target Fund would become shareholders of the Acquiring Fund (the “Reorganization”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing the Target Fund at the address shown above or by writing the Acquiring Fund at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i) Statement of Additional Information, dated February 28, 2020, for the Target Fund; and

(ii) the financial statements of the Target Fund for its most recent fiscal year ending October 31, 2020.

The Acquiring Fund currently has no assets or liabilities. The Acquiring Fund will commence operations upon the completion of the Reorganization and will continue the operations of the Target Fund. For this reason, the financial statements of the Acquiring Fund and the pro forma financial statements of the Acquiring Fund have not been included herein.

The term “Fund” as used in this SAI, refers to the Acquiring Fund.

The date of this Statement of Additional Information is [__________], 2021.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

-ii-

TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE TRUST AND FUND	1
EXCHANGE LISTING AND TRADING	4
INVESTMENT OBJECTIVE AND POLICIES	4
INVESTMENT STRATEGIES	6
SUBLICENSE AGREEMENT	11
INVESTMENT RISKS	11
MANAGEMENT OF THE FUND	16
SUB-ADVISOR	26
BROKERAGE ALLOCATIONS	29
CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT, DISTRIBUTOR, INDEX PROVIDER AND EXCHANGE	30
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES	32
ADDITIONAL INFORMATION	34
PROXY VOTING POLICIES AND PROCEDURES	35
CREATION AND REDEMPTION OF CREATION UNITS	36
FEDERAL TAX MATTERS	44
DETERMINATION OF NET ASSET VALUE	51
DIVIDENDS AND DISTRIBUTIONS	53
MISCELLANEOUS INFORMATION	54
FINANCIAL STATEMENTS	54
EXHIBIT A - PROXY VOTING GUIDELINES	A-1

GENERAL DESCRIPTION OF THE TRUST AND FUND

The Trust was organized as a Massachusetts business trust on September 15, 2010 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified series.

This Statement of Additional Information (“SAI”) relates to the Fund. On [_____], 2021, the Fund will acquire all the assets and liabilities of the Target Fund, a series of ESS. The Fund will adopt the prior performance and financial history of the Target Fund.

The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

The Board of Trustees of the Trust (the “Board,” “Board of Trustees” or “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the share of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights.

The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present.

The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. In addition, the Declaration provides that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue The requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of the Fund, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.

The Trust is not required to and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.

The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Declaration further provides that no provision of the Declaration will restrict any shareholder rights expressly granted by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended or the 1940 Act, or any rule, regulation or order of the Securities Exchange Commission thereunder.

The Fund is advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”) and is sub-advised by Cboe Vest Financial LLC (the “Sub-Advisor” or “Cboe Vest”).

The shares of the Fund are principally listed and traded on Cboe BZX Exchange, Inc. (“Cboe BZX” or the “Exchange”). ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, financial entities known as “authorized participants” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” An authorized participant that purchases a Creation Unit of Fund shares deposits with the Fund a “basket” of securities, cash and/or other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund shares for a basket of securities, cash and/or other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.”

Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the section entitled “Creation and Redemption of Creation Units.” In each instance of such cash creations or redemptions, transaction fees maybe imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund’s Index (as defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Proxy Statement/Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Proxy Statement/Prospectus concerning the investment objective and policies of the Fund.

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1) The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2) The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3) The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.

(4) The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5) The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund’s total assets.

(6) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7) The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that the Fund will concentrate to approximately the same extent that the Index concentrates in the securities of such particular industry or group of related industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.

Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (7) above, to the extent the Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in restriction (7) above, to the extent the Fund has sufficient information about such investments.

The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.

INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowing for investment purposes) in the common stock and options contracts that comprise the Cboe S&P 500® Dividend Aristocrats Target Income Index Monthly Series (the “Index”). S&P Opco, LLC serves as the index provider for the Index (the “Index Provider”).

Types of Investments

Call Options. A call option is a contractual obligation which gives the buyer of the option the right to purchase a certain number of shares of common stock from the writer (seller) of the option at a predetermined price. If the predetermined price is reached, the buyer has the right, depending on the type of option, to exercise the option at the option’s expiration date or at any time up until the option’s expiration.

Equity Securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. Equity securities may include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.

Fixed Income Investments and Cash Equivalents. Normally, the Fund invests substantially all of its assets to meet its investment objective. However, for temporary or defensive purposes, the Fund may invest in fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.

Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below.

(1) The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association (“Fannie Mae”). In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.

(2) The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to anyone certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3) The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by First Trust to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Committee monitors the value of the collateral at the time the action is entered in to and at all times during the term of the repurchase agreement. The Investment Committee does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s Investment Committee will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.

(7) The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market funds.

Illiquid Securities. The Fund may invest in illiquid securities (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid securities may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days, among others. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise morethan15%of the value of the Fund’s net assets. The Advisor, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Advisor will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A portfolio turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. Any significant variations in portfolio turnover rates from year-to-year resulted from fluctuation in size of the Fund and rebalancing of the Index. In-kind transactions are not taken into account in calculating the portfolio turnover rate. During the fiscal period ended October 31, 2018 and the fiscal years ended October 31, 2019 and October 31, 2020, the Target Fund’s portfolio turnover rate was 50%, 83% and 86%, respectively.

Lending of Portfolio Securities

In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain First Trust Funds, including the Fund, with notice to the Board of Trustees, to lend portfolio securities representing up to 33⅓% of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, such First Trust Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are credit worthy under guidelines approved by the Board of Trustees. The First Trust Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select any First Trust Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.

In these loan arrangements, the First Trust Funds will receive collateral in the form of cash, U.S. government securities irrevocable bank standby letters of credit not issued by the Fund’s bank lending agent equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the First Trust Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending First Trust Fund. During the time portfolio securities are on loan, the borrower pays the lending First Trust Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending First Trust Fund or the borrower. While a First Trust Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a First Trust Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the First Trust Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the First Trust Fund held the securities. Please see “Securities Lending Risk” below for a description of the risks associated with securities lending activities.

SUBLICENSE AGREEMENT

The Trust, on behalf of the Fund, relies on a product license agreement (“Product License Agreement”) by and between the Index Provider and Cboe Vest and a related sublicense agreement (the “Sublicense Agreement”) with Cboe Vest that grants the Trust, on behalf of the Fund, a non-exclusive and non-transferable sublicense to use certain intellectual property of the Index Provider as set forth below in the section entitled “Custodian, Administrator, Fund Accountant, Transfer Agent, Distributor, Index Provider and Exchange,” in connection with the issuance, distribution, marketing and/or promotion of the Fund. Pursuant to the Sublicense Agreement, the Fund has agreed to be bound by certain provisions of the Product License Agreement.

INVESTMENT RISKS

The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Proxy Statement/Prospectus.

Overview

An investment in the Fund should be made with an understanding of the risks that an investment in the Fund’s shares entails, including the risk that the financial condition of the issuers of the securities held by the Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.

Common Stock Risk

Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Derivatives

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, the Fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of Sub-Advisor’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk, as specified below.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers’ judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objective, investment limitations and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.

(2) Credit Risk/Counterparty Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearing house is the counter party of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when taking positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or “interconnection” risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Dividends Risk

Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or have otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation that are senior to those of common stockholders.

Leverage Risk

Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Liquidity Risk

Whether or not the equity securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the equity securities in the Fund may be in the over-the-counter (“OTC”) market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held by the Fund will be adversely affected if trading markets for the equity securities are limited or absent.

Litigation Risk

At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the Fund. The Fund is unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Fund.

Securities Lending Risk

Securities lending involves exposure to certain risks, including counterparty risk, collateral risk and operational risk. Counterparty risk is the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a First Trust Fund engaged in securities lending transactions may suffer a loss and there may be a delay in recovering the lent securities. Any delay in the return of securities on loan may restrict the ability of the Fund to meet delivery or payment obligations. Collateral risk is the risk that the collateral received may be realized at a value lower than the value of the securities lent, whether due to inaccurate pricing of the collateral, adverse market movements in the value of the collateral, intra-day increases in the value of the securities lent, a deterioration in the credit rating of the collateral issuer, or the illiquidity of the market in which the collateral is traded. Securities lending also entails operational risks, such as settlement failures or delays in the settlement of instructions. Such failures or delays may restrict the ability of the Fund to meet delivery or payment obligations. Lastly, securities lending activities may result in adverse tax consequences for the Fund and its shareholders. For instance, substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan.

MANAGEMENT OF THE FUND

The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	• Indefinite term • Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	196 Portfolios	None
INDEPENDENT TRUSTEES
Richard E. Erickson 1951	Trustee	• Indefinite term • Since inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	196 Portfolios	None
Thomas R. Kadlec 1957	Trustee	• Indefinite term • Since inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	196 Portfolios	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith 1956	Trustee	• Indefinite term • Since inception	President, Hibs Enterprises (Financial and Management Consulting)	196 Portfolios	Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	• Indefinite term • Since inception	Senior Advisor (August 2018 to present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	196 Portfolios	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	• Indefinite term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	• Indefinite term • Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist 1970	Vice President	• Indefinite term • Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	• Indefinite term • Since inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Donald P. Swade 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin 1966	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland 1970	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.

Unitary Board Leadership Structure

Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below),which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with eight portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New Opportunities MLP & Energy Fund, First Trust Senior Floating Rate 2022 Target Term Fund and First Trust High Yield Opportunities 2027 Term Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 164 portfolios advised by First Trust (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust, on behalf of the Fund, and the Advisor, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Fund’s investment advisor, sub-advisors and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.

The same five persons serve as Trustees on the Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund’s business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.

The Board has established five standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee and Dividend Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The four Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee, the Valuation Committee or the Dividend Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

The five standing committees of the First Trust Fund Complex are: the Executive Committee, the Nominating and Governance Committee, the Valuation Committee, the Audit Committee and the Dividend Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By-Laws. Mr. Kadlec, Mr. Bowen and Dr. Erickson are members of the Executive Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. During the fiscal year ended October 31, 2020, the Nominating Committee of the ESS met one time.

The Valuation Committee is responsible for the oversight of the valuation procedures of the Fund (the “Valuation Procedures”), for determining the fair value of the Fund’s securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the fiscal year ended October 31, 2020, the Valuation Committee of the ESS met as necessary.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the fiscal year ended October 31, 2020, the Audit Committee of the ESS met four times.

The Dividend Committee is responsible for assisting the Board in, or assuming the authority and power of the Board with respect to, the declaration and setting of the Fund’s dividends. Messrs. Erickson and Nielson serve on the Dividend Committee.

Executive Officers

The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 188 portfolios) as they hold with the Trust, except Mr. Ueland who is an executive officer of only the ETFs advised by First Trust and Mr. Testin who is an executive officer of only the ETFs and open-end funds advised by First Trust.

Risk Oversight

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors valuation risk and compliance with the Fund’s Valuation Procedures and oversees the pricing services and actions by the Advisor’s Pricing Committee with respect to the valuation of portfolio securities.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity).  There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor and any sub-advisors, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008–2009 and 2017–2019) and on the Executive Committee (2008–2009 and 2017–present), Chairman of the Nominating and Governance Committee (2003–2007 and 2014–2016), Chairman of the Audit Committee (2012–2013) and Chairman of the Valuation Committee (June 2006–2007 and 2010–2011) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2020) of the First Trust Funds.

       Thomas R. Kadlec is President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and served as a member of ADM’s Integrated Risk Committee from 2008–2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014–2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014–2016). He also served as Chairman of the Valuation Committee (2008–2009 and 2017–2019), Chairman of the Audit Committee (2010–2011) and Chairman of the Nominating and Governance Committee (2012–2013). He currently serves as Chairman of the Audit Committee (since January 1, 2020) of the First Trust Funds.

Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008–2009 and 2017–2019), Chairman of the Nominating and Governance Committee (2010–2011) and Chairman of the Valuation Committee (2014–2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012–2016) and currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2020) of the First Trust Funds.

       Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services since August 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002–2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996–1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003–2006 and 2014–2016), Chairman of the Valuation Committee (2007–2008), Chairman of the Nominating and Governance Committee (2008–2009 and 2017–2019) and Lead Independent Trustee and a member of the Executive Committee (2010–2011). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2020) and as Chairman of the Dividend Committee (since October 19, 2020) of the First Trust Funds.

James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 35 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.

Effective January 1, 2020, the fixed annual retainer paid to the Independent Trustees is $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each defined outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.

The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by the Fund for one fiscal year and the actual compensation paid by the First Trust Fund Complex to each of the Independent Trustees for the calendar year ended December 31, 2019, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust. For the fiscal year ended October 31, 2020, the Target Fund did not pay any compensation to the trustees of ESS.

Name of Trustee	Estimated Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$1,637.28	$458,125
Thomas R. Kadlec	$1,655.12	$451,450
Robert F. Keith	$1,646.20	$454,098
Niel B. Nielson	$1,646.20	$440,098
(1)	The estimated compensation to be paid by the Fund to the Independent Trustees for one fiscal year for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2019 for services to the 169 portfolios, which consisted of 6 open-end mutual funds, 15 closed-end funds and 148 exchange-traded funds.

The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2020:

Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
Robert F. Keith	None	Over $100,000
Niel B. Nielson	None	Over $100,000

As of December 31, 2020, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

As of December 31, 2020, the Trustees and executive officers of the Target Fund did not own any shares of the Target Fund.

Control Persons and Principal Holders of Securities. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. Because the Fund had not yet commenced operations, as of the date of this Statement of Additional Information there were no control persons or principal holders owning any outstanding shares of beneficial interest of the Fund. The principal holders information contained in the Target Fund’s Statement of Additional Information is incorporated by reference herein.

Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Board of Trustees.

First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Fund. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust oversees the Sub-Advisor’s investment of the Fund’s assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.75% of its average daily net assets. the Target Fund paid Cboe Vest an annual unitary management fee equal to 0.75% of its average daily net assets.

Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.

The following table sets forth the unitary management fees paid by the Target Fund to the Sub-Advisor, in its capacity as investment advisor to the Target Fund for the fiscal years ended October 31.

	2020	2019	2018[1]
Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF	$406,589	$224,690	$41,822

1       For the fiscal period March 26, 2018 (commencement of operations of the Target Fund) through October 31, 2018.

SUB-ADVISOR

The Trust, on behalf of the Fund, and First Trust have retained Cboe Vest Financial LLC (“Cboe Vest” or the “Sub-Advisor”), to serve as investment sub-advisor to the Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolios. Cboe Vest, with principal offices at 1765 Greensboro Station Pl, 9th Floor, McLean, Virginia 22102, was founded in 2012, and is a Delaware LLC. Cboe Vest had approximately $2.3 billion under management or committed to management as of December 31, 2020.

The Sub-Advisor is a subsidiary of Cboe Vest Group, Inc. (“Cboe VG”). First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, is the largest single holder of voting shares in Cboe VG. The remaining voting shares of Cboe VG are owned by Cboe Vest, LLC, a wholly-owned subsidiary of Cboe Global Markets, Inc., and certain individuals who operate Cboe VG and the Sub-Advisor. Cboe VG was organized in 2012. Cboe® is a registered trademark of Cboe Global Markets, Inc. Vest is a service mark of Cboe VG.

Karan Sood and Howard Rubin are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.

Mr. Sood has over ten years of experience in derivative based investment strategy design and trading. Mr. Sood joined Cboe Vest in June 2012. Prior to joining Cboe Vest Mr. Sood worked at ProShares Advisors LLC. Prior to ProShares, Mr. Sood worked as a Vice President at Barclays Capital. Last based in New York, he was responsible for using derivatives to design structured investment strategies and solutions for the firm’s institutional clients in the Americas. Prior to his role in New York, Mr. Sood worked in similar capacity in London with Barclays Capital’s European clients. Mr. Sood received a master’s degree in Decision Sciences & Operations Research from London School of Economics & Political Science. He also holds a bachelor’s degree in engineering from the Indian Institute of Technology, Delhi.

Mr. Rubin has over twenty years of experience as a portfolio manager. Mr. Rubin joined Cboe Vest in August 2017. Prior to joining Cboe Vest, Mr. Rubin served as Director of Portfolio Management at ProShares Advisors LLC from December 2007 to September 2013. Mr. Rubin also served as Senior Portfolio Manager of ProFund Advisors LLC from November 2004 to December 2007 and Portfolio Manager of ProFund Advisors LLC from April 2000 through November 2004. Mr. Rubin holds the Chartered Financial Analyst (CFA) designation. Mr. Rubin received a master’s degree in Finance from George Washington University. He also holds a bachelor’s degree in economics from Wharton School of Finance, University of Pennsylvania.

As of December 31, 2020, the portfolio managers did not beneficially own any shares of the Fund.

Compensation. The Portfolio Managers do not receive compensation that is based upon the Fund, any separate account strategy, partnership or any other commingled account’s, or any private account’s pre- or after-tax performance, or the value of the assets held by such entities. The Portfolio Managers do not receive any special or additional compensation from the Sub-Advisor for their service as Portfolio Managers. The Portfolio Managers receive a salary from the Sub-Advisor. In addition to base salary, the Portfolio Managers may receive additional bonus compensation which is tied to the overall financial operating results of the Sub-Advisor’s parent company, Cboe VG.

Conflicts of Interest. Each Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

The Sub-Advisory Agreement. The Sub-Advisor, subject to the Board of Trustees’ and Advisor’s supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund’s investment objectives, policies and restrictions as provided in the Proxy Statement/Prospectus and this SAI, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will in all material respects satisfy any applicable fiduciary duties it may have to the Fund, will monitor the Fund’s investments and will comply with the provisions of the Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund’s assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall generally not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor’s duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under the Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Pursuant to the Sub-Advisory Agreement, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees equal to the annual rate of 0.20% of the average daily net assets of the Fund less the amount of Sub-Advisor’s Expenses (as such term is defined in the Sub-Advisory Agreement) owed by the Sub-Advisor pursuant to the Sub-Advisory Agreement. The Sub-Advisor’s fees are paid by the Advisor out of the Advisor’s management fee.

The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust, the Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days’ written notice to the Sub-Advisor.

All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund, and the common shareholders of the Fund.

Accounts Managed by Portfolio Managers

The portfolio managers manage the investment vehicles (other than the Fund) with the number of accounts and assets, as of October 31, 2020, as set forth in the table below:

Portfolio Managers	Registered Investment Companies Number of Accounts ($ Assets in Thousands)	Other Pooled Investment Vehicles Number of Accounts ($ Assets in Thousands)	Other Accounts Number of Accounts ($ Assets in Thousands)	Registered Investment Companies With Performance Fees Number of Accounts ($ Assets in Thousands)	Other Pooled Investment Vehicles With Performance Fees Number of Accounts ($ Assets in Thousands)	Other Accounts With Performance Fees Number of Accounts ($ Assets in Thousands)
Karan Sood	21 ($2,009,949,021)	5 ($86,764,270)	N/A	N/A	N/A	N/A
Howard Rubin	21 ($2,009,949,021)	5 ($86,764,270)	N/A	N/A	N/A	N/A

BROKERAGE ALLOCATIONS

The Sub-Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Advisor to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Sub-Advisor and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Sub-Advisor considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.

Section 28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars.” First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, the Sub-Advisor may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Advisor determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Advisor or the Trust. In addition, the Sub-Advisor must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Sub-Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by the Sub-Advisor of research services.

The Sub-Advisor places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Advisor in servicing all of its accounts; not all of such services may be used by the Sub-Advisor in connection with the Fund. The Sub-Advisor believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Advisor believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Advisor are the respective investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Brokerage Commissions

The following table sets forth the aggregate amount of brokerage commissions paid by the Target Fund for the fiscal years ended October 31.

	2020	2019	2018[1]
Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF	$15,073	$8,745	$2,582

1       For the fiscal period March 26, 2018 (commencement of operations of the Target Fund) through October 31, 2018.

For the fiscal year ended October 31, 2020, the Target Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to Cboe Vest.

CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT, DISTRIBUTOR, INDEX PROVIDER AND EXCHANGE

Administrator. The Fund has appointed Bank of New York Mellon Corporation (“BNYM”), located at 240 Greenwich Street, New York, New York 10286, to serve as the Fund’s administrator and provide the Fund with accounting services pursuant to a fund administration and accounting agreement (the “Administration and Accounting Agreement”). Under the Administration and Accounting Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM generally will assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors, prepare and file tax returns, supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities and supply supporting documentation for meetings of the Board.

Custodian. Pursuant to a custody agreement, BNYM serves as the custodian of the Fund’s assets. The custodian holds and administers the assets in the Fund’s portfolios.

Transfer Agent. Pursuant to a transfer agency and service agreement, BNYM provides the Trust with transfer agency services, which includes Creation Unit Aggregation order processing.

The Trust, on behalf of the Fund, has agreed to indemnify BNYM for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties. As compensation for these services, BNYM is paid a fee based on the Fund’s total average daily net assets. BNYM also is entitled to certain out-of-pocket expenses for the services described above. This fee is subject to reduction for assets over $1 billion and $2 billion. The Fund has not paid any fees to BNYM for the services provided as the Advisor has assumed responsibility for payment of these fees as part of the unitary management fee.

Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

Since inception of the Fund, there have been no underwriting commissions with respect to the sale of Fund shares, and FTP did not receive compensation on redemptions for the Fund for that period.

12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

No fee is currently paid by the Fund under the Plan and, pursuant to a contractual agreement, the Fund will not pay 12b-1 fees any time before December 31, 2022.

Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor has entered into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international operational capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

Index Provider. The Index is compiled by the Index Provider. First Trust does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Index or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

Exchange. The only relationship that Cboe BZX has with First Trust or the Distributor of the Fund in connection with the Fund is that Cboe BZX lists the shares of the Fund and disseminates the intra-day portfolio values that are calculated by the IPV calculator pursuant to its listing agreement with the Trust. Cboe BZX is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the asset value of the Fund. Cboe BZX has no obligation or liability in connection with the administration, marketing or trading of the Fund.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.

First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.

From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g. , shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e. , fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g. , fees that an intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

When not provided for in a marketing support or program servicing agreement, First Trust and/or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.

The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

ADDITIONAL INFORMATION

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Policy Regarding Investment in Other Investment Companies. The Fund will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.

The Board has delegated to Cboe Vest the day-to-day proxy voting responsibilities for the Fund and has directed Cboe Vest to vote proxies consistent with the Fund’s best interests. Cboe Vest’s Proxy Voting Guidelines are set forth in Exhibit A.

Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at www.sec.gov.

Portfolio Schedule. The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on the Fund’s website at www.ftportfolios.com. The Trust, First Trust, FTP and BNYM will not disseminate nonpublic information concerning the Trust.

Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the CCO or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.

CREATION AND REDEMPTION OF CREATION UNITS

Creation. The Trust issues and sells shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Depositor Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below; and/or (ii) a designated portfolio of equity securities determined by First Trust, the “Deposit Securities”, per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the underlying index and generally an amount of cash, the “Cash Component”, computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of Fund shares (per Creation Unit Aggregation) and the “Deposit Amount”, an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund change as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by First Trust with a view to the investment objective(s) of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security that may not be available, that may not be available in sufficient quantity for delivery or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the underlying index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see section entitled “Book Entry Only System”), must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”, discussed below), and must have international operational capabilities. A DTC Participant is also referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time), in each case on the date such order is placed in order for the creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time, on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the transfer agent or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders. In order to purchase Creation Units of the Fund, an Authorized Participant must submit an order to purchase for one or more Creation Units. All such orders must be received by the Fund’s transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) in order to receive that day’s closing net asset value per share. Orders must be placed in proper form by or through an Authorized Participant, which is a DTC Participant, i.e., a sub-custodian of the Trust. Deposit Securities must be delivered to the Trust through DTC or NSCC, and Deposit Securities which are non-U.S. securities must be delivered to an account maintained at the applicable local sub-custodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available for same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the creation order, together with the applicable Creation Transaction Fee and additional variable amounts, as described below. The “International Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Fund; or (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where any of the securities of the Fund are customarily traded. A custom order may be placed by an Authorized Participant in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component (if applicable) to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the International Contractual Settlement Date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

A Creation Unit Aggregation will not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities, the payment of the Cash Component, the payment of any other cash amounts and the Creation Transaction Fee (as defined below) have been completed. When the required Deposit Securities which are U.S. securities have been delivered to the Trust through DTC or NSCC, and Deposit Securities which are non-U.S. securities have been delivered to the Custodian and each relevant sub-custodian confirms to the Custodian that the required Deposit Securities which are non-U.S. securities (or, when permitted in the sole discretion of Trust, the cash in lieu thereof) have been delivered to the account of the relevant sub-custodian, the Custodian shall notify the Distributor and the transfer agent which, acting on behalf of the Trust, will issue and cause the delivery of the Creation Unit Aggregations. The Trust may in its sole discretion permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other relevant reasons. If the Distributor, acting on behalf of the Trust, determines that a “cash in lieu” amount will be accepted, the Distributor will notify the Authorized Participant and the transfer agent, and the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the “cash in lieu” amount, with any appropriate adjustments as advised by the Trust as discussed below.

In the event that an order for a Creation Unit is incomplete on the International Contractual Settlement Date because certain or all of the Deposit Securities are missing, the Trust may issue a Creation Unit notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by an additional cash deposit (described below) with respect to the undelivered Deposit Securities. The Trust may permit, in its discretion, the Authorized Participant to substitute a different security in lieu of depositing some or all of the Deposit Securities. Substitution of cash or a different security might be permitted or required, for example, because one or more Deposit Securities may be unavailable in the quantity needed or may not be eligible for trading by the Authorized Participant due to local trading restrictions or other restrictions.

To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115% which First Trust may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. In addition, an order maybe rejected for practical reasons such as the imposition by a foreign government or a regulatory body of controls, or other monetary, currency or trading restrictions that directly affect the portfolio securities held or systems failures involving computer or other information systems affecting any relevant sub-custodian. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the “Creation Transaction Fee”) that is currently $500. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the Index. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

As discussed above, shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities.

Redemption of Fund Shares in Creation Unit Aggregations. Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the transfer agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation. A redeeming beneficial owner must maintain appropriate security arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of the portfolio securities are customarily traded. If such arrangements cannot be made, or it is not possible to effect deliveries of the portfolio securities in a particular jurisdiction or under certain other circumstances (for example, holders may incur unfavorable tax treatment in some countries if they are entitled to receive “in-kind” redemption proceeds), Fund shares may be redeemed for cash at the discretion of First Trust.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m. Eastern Time) on each Business Day, the identity of the Fund Securities (as defined below) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities (as defined below) received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of a portfolio of securities (“Fund Securities”) — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as listed below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the difference plus, the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.

Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the “Redemption Transaction Fee”) that is currently $500. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the Index. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.

Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of the Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BBH (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to BBH; and (iii) all other procedures set forth in the Participant Agreement are properly followed. In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund’s transfer agent, the transfer agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BBH and marked to market daily, and that the fees of BBH and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. If the Authorized Participant’s agreement provides for collateralization, it will permit the Trust, on behalf of the affected Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by BBH according to the procedures set forth in this SAI under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to BBH by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to BBH prior to the “DTC Cut-Off-Time,” then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BBH on such Transmittal Date. If, however, a redemption order is submitted to BBH by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date; or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the Fund are delivered through DTC to BBH by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem the Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund shares based on the net asset value of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value.

Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Because the portfolio securities of the Fund may trade on the relevant exchanges on days that the listing exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase and sell share of the Fund on the listing exchange for the Fund, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund is generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long term capital loss to the extent of any distributions of long term capital gain received by the shareholder with respect to such shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units, the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Future Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (ii) will cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable To shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Capital Loss Carry-forward

Under the Regulated Investment Company Modernization Act of 2010, net capital losses of the Fund incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The per-share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

(1)	Common stocks and other equity securities listed on any national or foreign exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for Nasdaq and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

(2)	Shares of open-end funds are valued at fair value which is based on NAV per share.

(3)	Securities traded in the OTC market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

(4)	Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options and futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

(5)	Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30, 60, 90 and 180-day forward rates provided by a pricing service or by certain independent dealers in such contracts.

       In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:

(1)	Fixed-income securities, convertible securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.

(2)	Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

(i)	the credit conditions in the relevant market and changes thereto;

(ii)	the liquidity conditions in the relevant market and changes thereto;

(iii)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

(iv)	issuer-specific conditions (such as significant credit deterioration); and

(v)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

(3)	Repurchase agreements will be valued as follows: Overnight repurchase agreements will be fair valued at amortized cost when it represents the best estimate of fair value. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor’s Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.

If the Advisor’s Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor’s Pricing Committee shall determine if “it needs to fair value” such portfolio security pursuant to established valuation procedures. From time to time, the Advisor’s Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor’s Pricing Committee. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services. If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor’s Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market prices/quotations are not readily available will be determined by the Advisor’s Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date, based on a consideration of all available information. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.

Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of the Fund, the value the Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in the Fund’s portfolio and the time the Fund’s net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund’s net asset value is determined, the Fund accounting agent will immediately notify the Advisor’s Pricing Committee and the Advisor’s Pricing Committee shall determine the fair valuation. For foreign securities, the Advisor’s Pricing Committee may seek to determine the “fair value” of such securities by retaining a pricing service to determine the value of the securities.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income of the Fund, if any, are declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

MISCELLANEOUS INFORMATION

Counsel. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. The firm will audit the Fund’s financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The Trust’s independent registered public accounting firm, Deloitte & Touche LLP, will audit and report on the Fund’s annual financial statements. The audited financial statements and notes thereto in the Target Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2020 (the “Annual Report”) are incorporated by reference into this SAI. The financial statements include the “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. A copy of the Target Fund’s Annual Report for the fiscal period ended October 31, 2020 may be obtained upon request and without charge by writing or by calling the First Trust, at the address and telephone number on the back cover of the Proxy Statement/Prospectus. The Fund has adopted the financial statements of the Target Fund.

EXHIBIT A – PROXY VOTING GUIDELINES

Proxy Voting Policy of Cboe Vest Financial, LLC, the (“Firm”)

The Firm reserves the right to deviate from the general provisions contained within any part of this policy, including the separate proxy voting guidelines, and to vote for or against any issue regardless of the nature of the issue, if by doing so the Firm protects its client’s and shareholder’s interest and value.

The Firm has contracted with a third-party vendor of proxy voting services. We utilize ISS and their proprietary service, Proxy Exchange. Proxy Exchange provides voting services including voting recommendations. The Firm utilizes proxy voting guidelines developed by ISS which it has reviewed and which it deems to be the most consistent and compatible with its strategy and in providing shareholder value. It will generally be the responsibility of the Firm to vote all proxies, where authorized. It is contemplated that the Firm will be active in all proxy voting issues, however, there may be occasions when a vote is missed by Firm personnel. In the event a vote is missed by Firm personnel, for any reason, that vote will be automatically cast in accordance with the Firm’s previously authorized proxy voting guidelines it has chosen and has provided to Proxy Exchange.

The Firm’s separate proxy voting guidelines are available upon request.

Voting Procedures

The voting recommendations are provided by Proxy Exchange for each meeting. Internally, the Firm provides oversight of the proxy voting process. The Firm through a Portfolio Manager or other designated person will review the proxy vote statements and recommendations. In the event a vote is inadvertently missed, the ballot will be cast automatically in accordance with our proxy voting guidelines. A record will be made and maintained of all votes.

The Firm may abstain from voting a proxy if it concludes that the effect on the client’s or shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant. The Firm may also abstain from voting if it concludes the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings.

Conflicts of Interest

Any conflict of interest will be resolved in the best interests of the Firm’s clients and fund shareholders. In the event a material conflict of interest is identified or believed to exist, the Firm may choose to defer to the voting recommendation of its third-party vendor’s voting recommendations.

The Firm shall also maintain records of any conflicts of interest that were identified with any specific vote, and if so, what action was taken to resolve the conflict with respect to each vote cast.

Proxy Vote Record Retention

The Firm shall maintain records of proxies voted in accordance with Section 204-2 of the Act, including proxy statements, and a record of each vote cast. The Firm shall also keep a copy of its policies and procedures and each written request from a client for proxy voting records and the Firm’s written response to any client request, either written or oral, for such records. Proxy voting records filed via EDGAR shall be considered maintained by the Firm. All proxy voting records are to be retained for five years, with the first two years in the offices of the Firm. All records may be maintained electronically.

Form N-PX Filing Logistics

The Firm is responsible for ensuring that the third-party proxy vote service maintains the complete proxy log and confirms the timely voting of proxies. The proxy vote log will be maintained in such a manner that the following information is contained within the log in accordance with the requirements of submitting Form N-PX for proxies voted on behalf of the Firm’s Fund:

•	the name of the issuer;
•	the exchange ticker symbol, if available;
•	the CUSIP number, if available;
•	the shareholder meeting date;
•	a brief identification of the matter voted on;
•	whether the matter was proposed by the issuer or a security holder;
•	whether the Firm cast its vote on the matter;
•	how the Firm cast its vote on the matter (for, against, abstain, or withhold regarding the election of directors); and
•	whether the Firm cast its vote for or against management.

The Firm shall provide the information necessary to complete the Form N-PX to the fund service provider who will submit the filings in a timely manner.

A-1

PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees, or agents of another organization in which the Trust has an interest as a shareholder, creditor, or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative, or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

(1)	(a) Amended and Restated Declaration of Trust. (5)

(b) Amended and Restated Establishment and Designation of Series. (9)

(2)	By-Laws of the Registrant. (1)
(3)	Not applicable.
(4)	Form of Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto). (9)
(5)	Not applicable.
(6)	(a) Investment Management Agreement by and between the Registrant and First Trust Advisors L.P., relating to FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF. (9)

(b) Form of Investment Sub-Advisory Agreement between the Registrant, First Trust Advisors L.P. and Cboe Vest Financial LLC, relating to FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF. (9)

(7)	(a) Distribution Agreement. (3)

(b) Exhibit A to Distribution Agreement. (9)

(8)	Not applicable.
(9)	(a) Custody Agreement by and between the Registrant and The Bank of New York Mellon. (3)

(b) Schedule II to Custody Agreement by and between the Registrant and The Bank of New York Mellon. (9)

(c) Form of Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. (4)

(10)	(a) 12b-1 Service Plan. (2)

(b) Exhibit A of the 12b-1 Service Plan. (6)

(c) 12b-1 Plan Extension Letter Agreement. (7)

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP. (9)
(12)	Form of Opinion and Consent of Chapman and Cutler LLP. (8)
(13)	Not applicable.
(14)	Consent of Independent Registered Public Accounting Firm for Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF. (9)
(15)	Not applicable.
(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement. (8)
(17)	Not applicable.

_______________

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-174332) filed on May 19, 2011.
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-174332) filed on June 14, 2012.
(3)	Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-174332) filed on March 21, 2013.
(4)	Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-174332) filed on October 27, 2015.
(5)	Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-174332) filed on February 28, 2018.
(6)	Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-174332) filed on August 14, 2019.
(7)	Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-174332) filed on February 28, 2020.
(8)	Incorporated by reference to the Registrant's Registration Statement on Form N-14 (File No. 333-250178) filed on November 18, 2020.
(9)	Filed herewith.
*	To be filed by amendment.

ITEM 17: UNDERTAKINGS

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item (16)(12) of Form N-14 prior to the closing date of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton and State of Illinois, on the 21st day of January, 2021.

First Trust Exchange-Traded Fund IV

By: /s/ James M. Dykas

James M. Dykas, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature			Date
/s/ James M. Dykas	President and Chief Executive
James M. Dykas	Officer		January 21, 2021

/s/ Donald P. Swade	Treasurer, Chief Financial
Donald P. Swade	Officer and Chief Accounting Officer		January 21, 2021

)
James A. Bowen*	Trustee )
)
)
Richard E. Erickson*	Trustee )
)
	)	By:	/s/ W. Scott Jardine
Thomas R. Kadlec*	Trustee )		W. Scott Jardine
	)		Attorney-In-Fact
	)		January 21, 2021
Robert F. Keith*	Trustee )
)
)
Niel B. Nielson*	Trustee )
)
*	Original powers of attorney authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute Registrant’s Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, filed as an exhibit and are incorporated by reference herein.

EXHIBIT INDEX

(1)	(b) Amended and Restated Establishment and Designation of Series.
(4)	Form of Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto).
(6)	(a) Investment Management Agreement by and between the Registrant and First Trust Advisors L.P., relating to FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF.

(b) Form of Investment Sub-Advisory Agreement between the Registrant, First Trust Advisors L.P. and Cboe Vest Financial LLC, relating to FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF.

(7)	(b) Exhibit A to Distribution Agreement.
(9)	(b) Schedule II to Custody Agreement by and between the Registrant and The Bank of New York Mellon.
(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP.
(14)	Consent of Independent Registered Public Accounting Firm for Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF.